   As filed with the Securities and Exchange Commission on December 1, 2000

                                              1933 Act Registration No. 333-___

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 [ ] Pre-Effective Amendment No. ______ [ ] Post-Effective Amendment No.______

                     PAINEWEBBER PACE SELECT ADVISORS TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                              AMY R. DOBERMAN, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                     1285 Avenue of the Americas, 18th Floor
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:
--------------------------------------------------------------------------------

        JON S. RAND, ESQ.                      ARTHUR J. BROWN, ESQ.
    Willkie Farr & Gallagher                 Kirkpatrick & Lockhart LLP
       787 Seventh Avenue            1800 Massachusetts Avenue, N.W., 2nd Floor
  New York, New York 10019-6099                Washington D.C. 20036
    Telephone: (212) 821-8256                Telephone: (202) 778-9000

--------------------------------------------------------------------------------


Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488.

Title of securities being registered: Class A, Class B, Class C and Class Y shares of beneficial interest in the series of the Registrant designated PACE International Equity Investments.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

                         PAINEWEBBER GLOBAL EQUITY FUND
                   (A SERIES OF PAINEWEBBER INVESTMENT TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                             December [  ], 2000

Dear Shareholder,

    The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of PaineWebber Global Equity Fund.

    We are seeking shareholder approval to merge Global Equity Fund into PACE International Equity Investments ("PACE Fund"). If the merger is approved, you will receive shares of the corresponding class of shares of the PACE Fund in exchange for your Global Equity Fund shares, and Global Equity Fund will cease operations. The expenses of each class of shares of the PACE Fund following the merger would be lower than the current expenses of the corresponding class of Global Equity Fund.

    Mitchell Hutchins is the investment manager for both Funds and has retained Martin Currie Inc., an unaffiliated firm, to manage the PACE Fund's assets. Similarly, for Global Equity Fund, Mitchell Hutchins has retained Martin Currie Inc. to manage the Fund's foreign investments. The two Funds have similar investment objectives in that each seeks capital appreciation. The Funds also have similar investment policies, except that only Global Equity Fund normally invests a substantial portion of its assets in stocks of U.S. companies; the U.S. portion of Global Equity Fund has ranged between one-third and one-half of the Fund's total assets in recent years. The PACE Fund pursues its objective by investing primarily in stocks of companies in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Global Equity Fund invests primarily in stocks of companies in both the United States and developed foreign countries.

    The enclosed document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we believe will be helpful to most investors.

    YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

    THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                          Sincerely,

                                          Brian M. Storms

                                          PRESIDENT

                 PAINEWEBBER GLOBAL EQUITY FUND PROPOSED MERGER
                             QUESTIONS AND ANSWERS

    On October 6, 2000, the Board of Trustees of PaineWebber Investment Trust ("Investment Trust"), on behalf of its series, PaineWebber Global Equity Fund ("Global Equity Fund"), unanimously approved the merger of Global Equity Fund into PACE International Equity Investments ("PACE International Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). This merger, however, can occur only if Global Equity Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

    A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the new fund.

WHY IS THIS MERGER BEING PROPOSED?

    Global Equity Fund and PACE International Equity Fund have similar investment objectives in that each seeks capital appreciation. PACE International Equity Fund pursues its objective by investing primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Unlike Global Equity Fund, it normally does not invest significantly in companies domiciled in the United States. Global Equity Fund pursues its objective by generally investing primarily in stocks of companies in the United States and in foreign countries that are represented in the MSCI Europe, Australasia and Far East Index ("EAFE Index"). The EAFE Index reflects stocks in most developed countries outside North America. (See "Comparison of the Funds" on page [ ] of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

    Martin Currie Inc. has served as sub-adviser to PACE International Equity Fund since its inception in August 1995 and has served as sub-adviser for Global Equity Fund's foreign investments since October 10, 2000. The sub-adviser uses the same basic investment strategy for both Funds. As a result, the two Funds are now managed in a similar manner with respect to their foreign investments. Mitchell Hutchins allocates Global Equity Fund's assets between U.S. and foreign investments and manages its U.S. investments. If the merger is approved, Martin Currie Inc. would manage all of the combined Fund's assets, and U.S. investments will be an insignificant part of the combined Fund's holdings.

    Global Equity Fund is the only PaineWebber fund currently in the Flexible Pricing-SM- System that invests a substantial portion of its assets in stocks of companies in developed foreign countries. Mitchell Hutchins and Investment Trust's Board believe that this feature is Global Equity Fund's most attractive and important aspect for its shareholders. Mitchell Hutchins and the Board believe that Global Equity Fund's shareholders will benefit from the merger because the combined Fund would have a larger asset base to invest in stocks of companies in developed foreign countries, which should provide greater opportunities for diversifying investments and realizing economies of scale. They also believe that Global Equity Fund's shareholders would not be materially adversely affected by the combined Fund's predominant focus on foreign investments because opportunities to invest in U.S. equities are offered by a number of other PaineWebber funds.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

    If the merger is approved, you will receive full and fractional shares of the corresponding class of PACE International Equity Fund having a total value equal to the total value of your Global Equity Fund shares at the time of the merger. Although the two Funds have different net asset values per share, each class of shares of PACE International Equity Fund issued in the merger will otherwise have characteristics that are substantially identical to the corresponding class of shares of Global Equity Fund.

IF I CURRENTLY ELECT TO RECEIVE MY GLOBAL EQUITY FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY PACE INTERNATIONAL EQUITY FUND SHARES AFTER THE MERGER?

    Yes, your distribution choice will remain the same after the merger.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

    The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of PACE International Equity Fund shares, and that your basis for the PACE International Equity Fund shares you receive in the merger will be the same as the basis for your Global Equity Fund shares.

    Immediately prior to the merger, Global Equity Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders, and that distribution will be taxable to Global Equity Fund shareholders. Because Global Equity Fund expects to sell most of its U.S. investments prior to the merger, this distribution would include any net realized capital gain from those transactions. You should note, however, that both Funds expect to distribute their ordinary income for the calendar year and net gain, if any, for the one year period ended October 31, 2000. This distribution will be made regardless of whether the merger takes place because of tax requirements applicable to all mutual funds. This means that if you remain a shareholder of Global Equity Fund, if the merger takes place, you may receive two distributions of ordinary income and net capital gain, if any, within a short period of time.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

    The management fee paid by PACE International Equity Fund to Mitchell Hutchins is slightly higher than the management fee paid by Global Equity Fund. However, the post-merger combined Fund is expected to have overall operating expenses that are lower than the current operating expenses of Global Equity Fund primarily due to economies of scale, even though the costs of maintaining a portfolio or predominantly foreign securities are usually higher than the costs of a portfolio that invests a significant portion of its assets in U.S. companies. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" on page [ ] of the Combined Proxy Statement/Prospectus.)

HOW HAVE PACE INTERNATIONAL EQUITY FUND AND GLOBAL EQUITY FUND PERFORMED?

    The following tables show the average annual total returns over several time periods for each class of shares of Global Equity Fund and the Class P shares of PACE International Equity Fund (the only outstanding class of shares during the periods shown). A Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for Global Equity Fund because, prior to October 10, 2000, a different sub-adviser managed its foreign investments and, prior to October 1, 1998, another sub-adviser was responsible for managing all its assets. The table for Global Equity Fund reflects sales charges on its Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The table for PACE International Equity Fund does not reflect the maximum PaineWebber PACE-SM-Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). The Class Y shares of Global Equity Fund and the Class P shares of PACE International Equity Fund are not subject to any sales charges or 12b-1 fees. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices, which are different for the two Funds, are unmanaged and, therefore, do not reflect the deduction of any sales charges or expenses.

PACE INTERNATIONAL EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                                      CLASS P   MSCI EUROPE, AUSTRALASIA, AND
(INCEPTION DATE)                          (8/24/95)         FAR EAST INDEX
----------------                          ---------  -----------------------------
One Year................................    35.65%                    26.96%
Since Inception.........................    16.87%                    13.70%

GLOBAL EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                       CLASS A     CLASS B    CLASS C    CLASS Y   MSCI WORLD
(INCEPTION DATE)           (11/14/91)  (8/25/95)  (5/10/93)  (5/10/93)    INDEX
----------------           ----------  ---------  ---------  ---------  ----------
One Year.................     12.86%     12.15%     16.23%     18.57%      20.34%
Five Years...............     11.79%     N/A        11.95%     13.20%      20.25%
Since Inception..........     11.11%     10.71%     10.99%     12.19%      *

-------------------

  * Average annual total returns for the MSCI World Index for the life of each class were as follows: Class A -- 15.29%; Class B -- 20.44%;
     Class C --17.14%; and Class Y -- 17.14%.

WHEN WILL THE PROPOSED MERGER OCCUR?

    The Funds expect to merge in February 2001, assuming Global Equity Fund shareholder approval at the special meeting scheduled to be held on January 25, 2001.

CAN I SELL OR EXCHANGE MY GLOBAL EQUITY FUND SHARES BEFORE THE REORGANIZATION?

    If you do not wish to receive shares of PACE International Equity Fund, you are free to sell or exchange your Global Equity Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your Global Equity Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

    Your Board of Trustees unanimously recommends a vote "FOR" the merger.

                         PAINEWEBBER GLOBAL EQUITY FUND
                   (A SERIES OF PAINEWEBBER INVESTMENT TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 25, 2001

                              -------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Global Equity Fund ("Global Equity Fund"), a series of PaineWebber Investment Trust ("Investment Trust"), will be held on January 25, 2001, at 1285
Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at [    ],
Eastern time, for the following purpose:

       To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Global Equity Fund into PACE International Equity Investments ("PACE International Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Global Equity Fund will transfer all its assets to PACE International Equity Fund, which will assume all the stated liabilities of Global Equity Fund, and PACE Trust will issue to each Global Equity Fund shareholder the number of full and fractional shares of the applicable class of PACE International Equity Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Global Equity Fund.

    Shareholders of record as of the close of business on November 21, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

    Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of Investment Trust, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Investment Trust or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          DIANNE E. O'DONNELL
                                          SECRETARY

December [  ], 2000
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

     Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

     To vote via the internet, please access http://www.vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

     You may also call 1-800-597-7836 and vote by telephone.

     If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                            VALID SIGNATURE
                        ------------                            ---------------
    Corporate Accounts
     (1)  ABC Corp................................  ABC Corp.
                                                    John Doe, Treasurer
     (2)  ABC Corp................................  John Doe, Treasurer
     (3)  ABC Corp. c/o John Doe, Treasurer.......  John Doe
     (4)  ABC Corp. Profit Sharing Plan...........  John Doe, Trustee
    Partnership Accounts
     (1)  The XYZ Partnership.....................  Jane B. Smith, Partner
     (2)  Smith and Jones, Limited Partnership....  Jane B. Smith, General Partner
    Trust Accounts
     (1)  ABC Trust Account.......................  Jane B. Doe, Trustee
     (2)  Jane B. Doe, Trustee u/t/d 12/28/78.....  Jane B. Doe
    Custodial or Estate Accounts
     (1)  John B. Smith, Cust. f/b/o
          John B. Smith, Jr.,
          UGMA/UTMA...............................  John B. Smith
     (2)  Estate of John B. Smith.................  John B. Smith, Jr., Executor

                    [This page is intentionally left blank.]

                         PAINEWEBBER GLOBAL EQUITY FUND
                   (A SERIES OF PAINEWEBBER INVESTMENT TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                     PACE INTERNATIONAL EQUITY INVESTMENTS
              (A SERIES OF PAINEWEBBER PACE SELECT ADVISORS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                              -------------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                           DATED: DECEMBER [  ], 2000

                              -------------------

    This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Global Equity Fund ("Global Equity Fund"), a series of PaineWebber Investment Trust ("Investment Trust"), a Massachusetts business trust, to be held on January 25, 2001, at 1285 Avenue of the Americas, 14th Floor, New York,
New York, 10019-6028, at [        ], Eastern time (such meeting and any
adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Global Equity Fund will be asked to consider and approve the following proposal:

       To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Global Equity Fund into PACE International Equity Investments ("PACE International Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Global Equity Fund will transfer all its assets to PACE International Equity Fund, which will assume all the stated liabilities of Global Equity Fund, and PACE Trust will issue to each Global Equity Fund shareholder the number of full and fractional shares of the applicable class of PACE International Equity Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Global Equity Fund.

    A form of the Plan is attached as Appendix A to this Proxy
Statement/Prospectus. THE BOARD OF TRUSTEES OF INVESTMENT TRUST HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF GLOBAL EQUITY FUND AND ITS SHAREHOLDERS. (Global Equity Fund and PACE International Equity Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

    Pursuant to the Plan, Global Equity Fund will transfer all its assets to PACE International Equity Fund, which will assume all the stated liabilities of Global Equity Fund, and PACE Trust will issue to each Global Equity Fund shareholder the number of full and fractional shares of beneficial interest of the applicable class of PACE International Equity Fund having an aggregate net asset value ("NAV") that, on the effective date of the reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Global Equity Fund (the "Reorganization"). The value of each Global Equity Fund shareholder's account with PACE International Equity Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Global Equity Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of Global Equity Fund will become shareholders of the corresponding class of shares of PACE International Equity Fund. No sales charges will be assessed on the shares of PACE International Equity Fund issued in connection with the Reorganization.

    PACE International Equity Fund is a diversified series of PACE Trust, which is an open-end management investment company currently comprised of twelve series. PACE International Equity Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets.

    This Proxy Statement/Prospectus sets forth the information that a Global Equity Fund shareholder should know before voting on the Plan. It should be read carefully and retained for future reference.

    A Statement of Additional Information ("SAI") dated December [    ], 2000,
containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. PACE International Equity Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been filed with the SEC and is incorporated by reference in the SAI. Information about Global Equity Fund is included in its current Prospectus and SAI, each dated March 1, 2000, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Global Equity Fund's Semi-Annual Report to Shareholders for the six months ended April 30, 2000, and its Annual Report to Shareholders for the fiscal year ended October 31, 1999, are available without charge by writing either Global Equity Fund or PACE International Equity Fund at the address shown above, or by calling (800) 647-1568. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Investment Trust. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

    AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS

SECTION TITLE                                       PAGE
-------------                                       ----
INTRODUCTION......................................    1
PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT
  AND PLAN OF REORGANIZATION AND TERMINATION......    2
SYNOPSIS..........................................    2
  The Proposed Reorganization.....................    2
  Comparative Fee Table...........................    3
  Summary Comparison of the Funds.................    4
COMPARISON OF PRINCIPAL RISK FACTORS..............    5
  Primary Differences in Investment Risks of the
    Funds.........................................    6
COMPARISON OF THE FUNDS...........................    6
  Investment Objectives...........................    6
  Investment Policies.............................    6
  Operations of PACE International Equity Fund
    Following the Reorganization..................    8
  Performance.....................................    8
  Sales Charges...................................   10
  Dividends and Other Distributions...............   10
  Taxes...........................................   10
FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING
  SHARES OF PACE INTERNATIONAL EQUITY FUND........   11
  Flexible Pricing................................   11
  Buying Shares...................................   14
  Selling Shares..................................   15
  Exchanging Shares...............................   16
  Pricing and Valuation...........................   17
MANAGEMENT........................................   17
  Investment Manager and Investment Adviser.......   17
  Sub-Advisers....................................   18
  Advisory Fees and Fund Expenses.................   18
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION...   19
  Reasons for the Reorganization..................   19
  Terms of the Reorganization.....................   21
  Description of Securities to be Issued..........   22
  Temporary Waiver of Investment Restrictions.....   22
  Federal Income Tax Considerations...............   22
  Required Vote...................................   24
  ORGANIZATION OF THE FUNDS.......................   24
  FINANCIAL HIGHLIGHTS............................   24
  CAPITALIZATION..................................   26
  LEGAL MATTERS...................................   26
  INFORMATION FILED WITH THE SECURITIES AND
    EXCHANGE COMMISSION...........................   27
  EXPERTS.........................................   27
  OTHER INFORMATION...............................   27
  APPENDIX A: Form of Agreement and Plan of
    Reorganization and Termination................  A-1
  APPENDIX B: Security Ownership of Certain
    Beneficial Owners.............................  B-1
  APPENDIX C: Management's Discussion of PACE
    International Equity Fund's Performance.......  C-1

                                  INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Global Equity Fund, a series of Investment Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of Global Equity Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of Global Equity Fund shareholders entitled to cast 30% of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

    Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be
(i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

    Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Investment Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

    Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Investment Trust intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about December [ ], 2000. Shareholders of record as of the close of business on November 21, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, Global
Equity Fund had [        ] shares issued and outstanding, consisting of
[        ] Class A shares, [        ] Class B shares, [        ] Class C shares,
and [        ] Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. [Except as set forth in Appendix B,] as of the Record Date, Mitchell Hutchins, the investment manager, administrator and distributor of both Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of either Fund. [As of that same date, the Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.]

    Investment Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Investment Trust expects to solicit proxies by mail, telephone and via the internet. Investment Trust officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $42,000 for proxy solicitation services. Investment Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND
                                  TERMINATION.

                                    SYNOPSIS

    The following is a summary of certain information contained elsewhere in this Proxy Statement/ Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, Investment Trust's Board believes that the proposed Reorganization will benefit Global Equity Fund's shareholders.

THE PROPOSED REORGANIZATION

    The Boards of PACE Trust and Investment Trust, including their respective Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by PACE International Equity Fund of all of Global Equity Fund's assets in exchange for PACE International Equity Fund shares and the assumption by PACE International Equity Fund of all of Global Equity Fund's stated liabilities. Global Equity Fund will then distribute the PACE International Equity Fund shares to Global Equity Fund's shareholders, by class, so that each Global Equity Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE International Equity Fund equal in aggregate value to the aggregate value of the shares of Global Equity Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on February 16, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Global Equity Fund will be terminated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization," below.

    Investment Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent Global Equity Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Global Equity Fund prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.

    For the reasons set forth below under "Additional Information About the Reorganization -- Reasons for the Reorganization," the Board has determined that the Reorganization is in the best interests of Global Equity Fund and that the interests of existing Global Equity Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, INVESTMENT TRUST'S BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE TRANSACTION.

COMPARATIVE FEE TABLE

    The table below describes the fees and expenses that you would pay if you buy and hold Global Equity Fund shares or PACE International Equity Fund shares before the Reorganization, and PACE International Equity Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended July 31, 2000 for PACE International Equity Fund and for the six months ended April 30, 2000 (annualized) for Global Equity Fund. The PRO FORMA information reflects the anticipated effects of the Reorganization.

                                                                                         PACE INTERNATIONAL
                                         GLOBAL EQUITY FUND                                 EQUITY FUND
                           ----------------------------------------------  ----------------------------------------------
                            CLASS A     CLASS B     CLASS C     CLASS Y     CLASS A     CLASS B     CLASS C     CLASS Y
                            -------     -------     -------     -------     -------     -------     -------     -------
SHAREHOLDER TRANSACTION
  EXPENSES (FEES PAID
  DIRECTLY FROM
  YOUR INVESTMENT)
Maximum Sales Charge
  (load) Imposed on
  Purchases (AS A
  PERCENTAGE OF OFFERING
  PRICE).................       4.5%       None        None        None         4.5%       None        None        None
Maximum Deferred Sales
  Charge (load) (AS A
  PERCENTAGE OF ORIGINAL
  PURCHASE PRICE OR
  REDEMPTION PROCEEDS,
  WHICHEVER IS LESS).....      None           5%          1%       None        None           5%          1%       None
Exchange Fee.............      None        None        None        None        None        None        None        None
ANNUAL FUND OPERATING
  EXPENSES (FEES THAT ARE
  DEDUCTED FROM
  FUND ASSETS)
Management Fees*.........      0.85%       0.85%       0.85%       0.85%       0.90%       0.90%       0.90%       0.90%
Distribution and/or
  Service (12b-1) Fees...      0.25%       1.00%       1.00%       None        0.25%       1.00%       1.00%       None
Other Expenses**.........      0.46%       0.70%       0.51%       0.37%       0.27%       0.29%       0.28%       0.26%
                           --------    --------    --------    --------    --------    --------    --------    --------
Total Annual Fund
  Operating Expenses.....      1.56%       2.55%       2.36%       1.22%       1.42%       2.19%       2.18%       1.16%
                           ========    ========    ========    ========    ========    ========    ========    ========

                                           COMBINED PACE
                                     INTERNATIONAL EQUITY FUND
                                             PRO FORMA
                           ----------------------------------------------
                            CLASS A     CLASS B     CLASS C     CLASS Y
                            -------     -------     -------     -------
SHAREHOLDER TRANSACTION
  EXPENSES (FEES PAID
  DIRECTLY FROM
  YOUR INVESTMENT)
Maximum Sales Charge
  (load) Imposed on
  Purchases (AS A
  PERCENTAGE OF OFFERING
  PRICE).................       4.5%       None        None        None
Maximum Deferred Sales
  Charge (load) (AS A
  PERCENTAGE OF ORIGINAL
  PURCHASE PRICE OR
  REDEMPTION PROCEEDS,
  WHICHEVER IS LESS).....      None           5%          1%       None
Exchange Fee.............      None        None        None        None
ANNUAL FUND OPERATING
  EXPENSES (FEES THAT ARE
  DEDUCTED FROM
  FUND ASSETS)
Management Fees*.........      0.90%       0.90%       0.90%       0.90%
Distribution and/or
  Service (12b-1) Fees...      0.25%       1.00%       1.00%       None
Other Expenses**.........      0.25%       0.27%       0.26%       0.24%
                           --------    --------    --------    --------
Total Annual Fund
  Operating Expenses.....      1.40%       2.17%       2.16%       1.14%
                           ========    ========    ========    ========

---------------------------

  * For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.

 ** "Other Expenses" for PACE International Equity Fund are estimated based on the "other expenses" of the Fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each class.

    The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

    The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
GLOBAL EQUITY FUND
Class A.......................   $602   $  920   $1,262    $2,223
Class B (assuming sale of all
  shares at end of period)....    758    1,093    1,555     2,419
Class B (assuming no sale of
  shares).....................    258      793    1,355     2,419
Class C (assuming sale of all
  shares at end of period)....    339      736    1,260     2,696
Class C (assuming no sale of
  shares).....................    239      736    1,260     2,696
Class Y.......................    124      387      670     1,477
PACE INTERNATIONAL EQUITY FUND
Class A.......................   $588   $  879   $1,191    $2,075
Class B (assuming sale of all
  shares at end of period)....    722      985    1,375     2,150
Class B (assuming no sale of
  shares).....................    222      685    1,175     2,150
Class C (assuming sale of all
  shares at end of period)....    321      682    1,169     2,513
Class C (assuming no sale of
  shares).....................    221      682    1,169     2,513
Class Y.......................    118      368      638     1,409
PRO FORMA COMBINED PACE
  INTERNATIONAL EQUITY FUND
Class A.......................   $586   $  873   $1,181    $2,054
Class B (assuming sale of all
  shares at end of period)....    720      979    1,364     2,129
Class B (assuming no sale of
  shares).....................    220      679    1,164     2,129
Class C (assuming sale of all
  shares at end of period)....    319      676    1,159     2,493
Class C (assuming no sale of
  shares).....................    219      676    1,159     2,493
Class Y.......................    116      362      628     1,386

SUMMARY COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

    The Funds have similar investment objectives in that both Funds seek capital appreciation. The Funds also have similar investment policies and overall risk characteristics, except that only Global Equity Fund normally invests a substantial portion of its assets in stocks of U.S. companies; the U.S. portion of Global Equity Fund has ranged between one-third and one-half of the Fund's total assets in recent years. PACE International Equity Fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Global Equity Fund generally invests primarily in stocks of companies in both the United States and foreign countries that are represented in the MSCI Europe, Australasia and Far East Index ("EAFE Index"). The EAFE Index reflects stocks in most developed countries outside North America. Both Funds may invest, to a limited extent, in stocks of issuers in other countries, including emerging market countries, and in investment grade bonds of U.S. and foreign issuers.

INVESTMENT ADVISORY SERVICES

    Mitchell Hutchins has served as investment manager and administrator for PACE International Equity Fund since its inception in August 1995. As investment manager for the Fund, Mitchell Hutchins provides portfolio management oversight rather than directly managing the Fund's investments. Mitchell

Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-adviser thereafter. Mitchell Hutchins also recommends to the Board of PACE Trust whether agreements with sub-advisers should be renewed, modified or terminated. Martin Currie Inc. has managed the Fund's investment portfolio since its inception.

    Mitchell Hutchins has served as investment manager or investment adviser and as administrator for Global Equity Fund since February 1995 and has directly managed the U.S. portion of the Fund's investments since October 1998. The Board of Investment Trust and Mitchell Hutchins appointed Martin Currie Inc. to serve as sub-adviser for Global Equity Fund's foreign investments effective October 10, 2000. Prior to that date, a different sub-adviser managed the Fund's foreign investments and, prior to October 1998, another sub-adviser managed all of the assets of the Fund.

PURCHASE AND REDEMPTION PROCEDURES

    Funds in the PaineWebber Flexible Pricing-SM- System generally offer
Class A, Class B, Class C and Class Y shares. PACE International Equity Fund did not offer Class A, Class B, Class C and Class Y shares to the public prior to November 27, 2000. The purchase and redemption procedures for PACE International Equity Fund's Class A, Class B, Class C and Class Y shares would be the same as those currently in effect for the corresponding classes of shares of Global Equity Fund. You may exchange Class A, Class B or Class C shares of PACE International Equity Fund for shares of the same class of most other PACE funds. Exchanges between PaineWebber funds and PACE Funds will not be activated until on or around March 1, 2001. You may not exchange Class Y shares.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Both Funds are subject to substantially similar risk factors associated with their investments in equities. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

    EQUITY RISK -- The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A Fund may lose a substantial part, or even all, of the value of its investment in a company's stock.

    FOREIGN INVESTING AND EMERGING MARKETS RISKS -- Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

    Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

    DERIVATIVES RISK -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

PRIMARY DIFFERENCES IN INVESTMENT RISKS OF THE FUNDS

    SECTOR ALLOCATION RISK -- Because Mitchell Hutchins allocates Global Equity Fund's investments between U.S. and foreign markets based on how it expects U.S. stock markets to perform in comparison to stock markets in certain of the countries represented in the EAFE Index, the Fund is subject to sector allocation risk. Mitchell Hutchins may not be successful in choosing the best allocation of the Fund's assets between U.S. and foreign investments. The Fund is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in these two sectors than are funds that do not so allocate their investments. Both Funds, however, are subject to the risk that their holdings may be relatively large in industry sectors, like technology or utilities, that may underperform the overall market.

    INDEX TRACKING RISK -- Global Equity Fund expects a close correlation between the performance of its U.S. investments and that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") in both rising and falling markets. While the Fund attempts to replicate, before deduction of fees and expenses, the investment results of the Index for its U.S. investments, the Fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the Fund must pay fees and expenses that are not borne by the Index.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

    The Funds have similar investment objectives. PACE International Equity Fund's investment objective is capital appreciation. Global Equity Fund's investment objective is long-term growth of capital.

INVESTMENT POLICIES

    PACE International Equity Fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Unlike Global Equity Fund, the Fund does not invest significantly in stocks of U.S. companies. In addition, PACE International Equity Fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The Fund also may invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade.

    Global Equity Fund generally invests primarily in stocks of companies in both the United States and foreign countries that are represented in the EAFE Index. The EAFE Index reflects stocks in most developed countries outside North America. Mitchell Hutchins allocates Global Equity Fund's assets between U.S. and foreign markets based on how it expects the U.S. stock market to perform in comparison to stock markets in certain of the EAFE countries. In managing the Fund's U.S. investments, Mitchell Hutchins uses a "passive" investment approach attempting to replicate the investment performance of the S&P 500 Index rather than actively buying and selling stocks, some of which might not be included in the S&P 500 Index. Mitchell Hutchins expects to achieve this goal for the Fund's U.S. investments by using futures contracts and other derivatives in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance which may be used for fund managment purposes. The Fund also invests, to a limited extent, in stocks of issuers in other countries, including emerging markets, U.S. and foreign bonds that mature in no more than seven years, securities of other investment companies and securities convertible into stocks, including convertible bonds that are below investment grade.

    Martin Currie Inc. serves as the sub-adviser for all of PACE International Equity Fund's assets and for the foreign investments of Global Equity Fund. In selecting investments for each Fund, Martin Currie Inc. looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie Inc. considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuation and the settlement system. Martin Currie Inc. generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

    DEBT SECURITIES. Each Fund may invest up to 35% of its total assets in U.S. government bonds and investment grade bonds of U.S. and foreign issuers. Global Equity Fund may not invest in bonds that have maturities longer than seven years. PACE International Equity Fund has no policy on the maturity of its bond investments.

    DERIVATIVES. The Funds have very similar policies with respect to the use of options, futures, and other derivatives. Each Fund may (but is not required to) use options, futures contracts, forward currency contracts and other derivatives as part of its investment strategy or to help manage portfolio risks. Global Equity Fund also may use derivatives in strategies intended to simulate fullinvestment in the S&P 500 Index while retaining a cash balance for fund management purposes.

    TEMPORARY DEFENSIVE POSITIONS; CASH RESERVES. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including money market instruments that are denominated in foreign currencies. PACE International Equity Fund may invest without limit in bonds that are traded in the United States and in foreign markets for temporary defensive purposes. In addition, each Fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Because these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving a Fund's investment objective. PACE International Equity Fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins, PACE International Equity Fund may take a defensive position that is different from its normal investment strategy.

    Each Fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes.

    OTHER INVESTMENT POLICIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Both Funds may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each Fund may lend up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. Each Fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but PACE International Equity Fund is limited to borrowings that do not exceed 10% of its total assets while Global Equity Fund may borrow an amount that does not exceed 20% of its total assets. Neither Fund may purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

    PORTFOLIO TURNOVER. Each Fund may engage in frequent trading to achieve its investment objective. Frequent trading may result in portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of a Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its distributions may have on shareholders. The portfolio turnover rates for Global Equity

Fund for the last two fiscal years ended October 31, 1999 and 1998, were 72% and 151%, respectively, while the portfolio turnover rates for PACE International Equity Fund's last two fiscal years ended July 31, 2000 and 1999, were 72% and 89%, respectively.

    Global Equity Fund changed its investment management arrangements on October 10, 2000 when Martin Currie Inc. assumed responsibility for managing the Fund's foreign investments and Mitchell Hutchins began managing the Fund's U.S. investments to replicate the performance of the S&P 500 Index. Martin Currie Inc. has realigned its share of the Fund's portfolio to reflect its proprietary investment strategies, and Mitchell Hutchins realigned its share of the Fund's portfolio to track the performance of the S&P 500 Index. As a result, during the period immediately following October 10, 2000, the Fund experienced higher portfolio turnover than normal, which may result in higher overall portfolio turnover for the fiscal year ended October 31, 2000 and the current fiscal year.

OPERATIONS OF PACE INTERNATIONAL EQUITY FUND FOLLOWING THE REORGANIZATION

    It is not expected that PACE International Equity Fund will revise any of its policies following the Reorganization to reflect those of Global Equity Fund. Martin Currie Inc. has reviewed Global Equity Fund's current portfolio and determined that Global Equity Fund's holdings, other than its U.S. investments, generally are compatible with PACE International Equity Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a substantial portion of Global Equity Fund's assets could be transferred to and held by PACE International Equity Fund.

    It is expected, however, that some of Global Equity Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that if Global Equity Fund's shareholders approve the Reorganization, that most of its U.S. investments would be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the holdings of PACE International Equity Fund. As of October 31, 2000, Global Equity Fund's U.S. investments represented approximately [45]% of its total portfolio. The relative portion of Global Equity Fund's assets represented by U.S. investments may change depending on changes in market conditions and on Mitchell Hutchins' continuing assessment of the appropriate allocation of the Fund's investments between U.S. and foreign markets. The need for Global Equity Fund to dispose of its U.S. investments in connection with the Reorganization may result in the Fund's selling investments at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.

PERFORMANCE

    The following bar chart and table provide information about the performance of PACE International Equity Fund Class P shares and thus give some indication of the risks of an investment in the Fund. The Fund's Class P shares were the only outstanding class of shares during the periods shown.

    The bar chart shows how PACE International Equity Fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE-SM- Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization) or the effect of sales charges or the higher expenses of PACE International Equity Fund's Class A, Class B and Class C shares; if it did, the total returns shown would be lower.

    The first table that follows the bar chart shows the average annual returns over several time periods for the Fund's Class P shares. Class P shares are not subject to the sales charges applicable to the Fund's Class A, Class B and Class C shares or the higher expenses of these shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table also does not reflect the maximum annual PACE-SM- Select Advisors Program fee applicable only to Class P shares.

    The second table that follows the bar chart shows the average annual total returns over several time periods for Global Equity Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of the Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees and thus are most comparable to the Class P shares of PACE International Equity Fund.

    The tables also compare each Fund's returns to returns of a broad-based market index that is unmanaged and, therefore, does not include any fees or expenses. The two Funds have historically used different indices -- the Morgan Stanley Capital International World Index for Global Equity Fund and the Morgan Stanley Capital International Europe, Australasia and Far East Index for PACE International Equity Fund. For comparative purposes, the returns of both indices are shown for each Fund in the tables below.

    Each Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for Global Equity Fund for the period prior to October 10, 2000, which is the date on which Martin Currie Inc. assumed day-to-day management of the Fund's foreign investments. From October 1, 1998 until October 10, 2000, a different sub-adviser was responsible for the Fund's foreign investments. In addition, prior to October 1, 1998, another sub-adviser was responsible for managing all the assets of Global Equity Fund.

PACE INTERNATIONAL EQUITY FUND -- TOTAL RETURN ON CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1996                 10.30%
1997                  9.46%
1998                 16.34%
1999                 35.65%

Total return January 1 to September 30, 2000 -- (12.71)%

Best quarter during years shown: 4th quarter, 1999 -- 24.39%
Worst quarter during years shown: 3rd quarter, 1998 -- (14.64)%

PACE INTERNATIONAL EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                 MSCI EUROPE,
CLASS                                 CLASS P   AUSTRALASIA AND     MSCI
(INCEPTION DATE)                     (8/24/95)  FAR EAST INDEX   WORLD INDEX
----------------                     ---------  ---------------  -----------
One Year...........................    35.65%          26.96%        20.34%
Since Inception....................    16.87%          13.70%        20.42%

GLOBAL EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                                         MSCI     MSCI EUROPE,
CLASS                       CLASS A     CLASS B    CLASS C    CLASS Y    WORLD   AUSTRALASIA AND
(INCEPTION DATE)           (11/14/91)  (8/25/95)  (5/10/93)  (5/10/93)   INDEX   FAR EAST INDEX
----------------           ----------  ---------  ---------  ---------   -----   ---------------
One Year.................     12.86%     12.15%     16.23%     18.57%   20.34%          26.96%
Five Years...............     11.79%       N/A      11.95%     13.20%   20.25%          13.15%
Since Inception..........     11.11%     10.71%     10.99%     12.19%     *           *

-------------------

  * Average annual total returns for the MSCI World Index and MSCI Europe, Australasia and Far East Index for the life of each class were as follows:
     Class A -- 15.29% and 11.07%; Class B -- 20.44% and 14.02%; and Class C and Class Y -- 17.14% and 12.33%, respectively.

SALES CHARGES

    No sales charges apply when Global Equity Fund shareholders receive shares of PACE International Equity Fund in connection with the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Both Funds normally declare and pay dividends and distribute substantially all gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares (and, for PACE International Equity Fund, Class P shares) would have the highest dividends.

    As a shareholder of PACE International Equity Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election for Global Equity Fund will remain the same after the Reorganization. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

    On or before the Closing Date, Global Equity Fund will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

TAXES

    The dividends that you receive from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

    When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

    Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. A Fund will tell you how you should treat its dividends for tax purposes.

           FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING SHARES OF
                         PACE INTERNATIONAL EQUITY FUND

FLEXIBLE PRICING

    PACE International Equity Fund offers four new classes of shares --
Class A, Class B, Class C and Class Y -- established prior to the Reorganization. The four new classes of shares of PACE International Equity Fund and the procedures for buying, selling and exchanging these shares, as described below, are substantially similar to the corresponding classes of shares and related procedures of Global Equity Fund. Prior to November 27, 2000, PACE International Equity Fund offered only Class P shares, which are available only to participants in the PaineWebber PACE(SM) Select Advisors Program.

    No sales charges apply when Global Equity Fund shareholders receive
Class A, Class B, Class C or Class Y shares of PACE International Equity Fund as part of the Reorganization. PACE International Equity Fund is expected to offer its four new classes of shares to the general public prior to the Reorganization. Class Y shares are only available to certain types of investors. Class A, Class B and Class C shares purchased other than as part of the Reorganization will be subject to the sales charges described below. In addition, each class has different ongoing expenses.

    PACE International Equity Fund has adopted a plan under Rule 12b-1 governing its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. The terms of these plans are substantially similar to the terms of the corresponding plans now in place for Global Equity Fund's Class A, Class B and Class C shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

    Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

    The Class A sales charges for both Funds are described in the following table.

CLASS A SALES CHARGES

                                                                          REALLOWANCE TO SELECTED
                                      SALES CHARGE AS A PERCENTAGE OF:    DEALERS AS PERCENTAGE OF
AMOUNT OF INVESTMENT                 OFFERING PRICE  NET AMOUNT INVESTED      OFFERING PRICE*
--------------------                 --------------  -------------------  ------------------------
Less than $50,000..................         4.50%              4.71%                    4.25%
$50,000 to $99,999.................         4.00               4.17                     3.75
$100,000 to $249,999...............         3.50               3.63                     3.25
$250,000 to $499,999...............         2.50               2.56                     2.25
$500,000 to $999,999...............         1.75               1.78                     1.50
$1,000,000 and over (1) ...........         None               None                     1.00(2)

-------------------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares purchased through the reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.
(2)  Mitchell Hutchins pays 1% to the dealer.
  * For an initial period ending on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

    SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

    You may also qualify for a lower sales charge if you combine your purchases with those of:

    -  your spouse, parents or children under age 21;

    -  your Individual Retirement Accounts (IRAs);

    -  certain employee benefit plans, including 401(k) plans;

    -  a company that you control;

    -  a trust that you created;

    - Uniform Transfers to Minors Act/Uniform Gifts to Minors Act accounts created by you or by a group of investors for your children; or

    -  accounts with the same adviser.

    You may qualify for a complete waiver of the sales charge if you:

    - Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

    - Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

        -- you were the Financial Advisor's client at the competing brokerage firm;

        -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

        -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

    - Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

    - Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

    - Are a participant in the PaineWebber Members Only-SM- Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

    - Acquire these shares through a PaineWebber InsightOne-SM- Program brokerage account.

CLASS B SHARES

    Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

    Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

    If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                     PERCENTAGE BY WHICH
IF YOU SELL                                         THE SHARES' NET ASSET
SHARES WITHIN:                                       VALUE IS MULTIPLIED:
--------------                                      ---------------------
1st year since purchase...........................                  5%
2nd year since purchase...........................                  4
3rd year since purchase...........................                  3
4th year since purchase...........................                  2
5th year since purchase...........................                  2
6th year since purchase...........................                  1
7th year since purchase...........................               None

    We will not impose the deferred sales charge on Class B shares purchased through the reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

    For purposes of determining your deferred sales charge and when to convert your Class B shares to Class A shares, the holding period for the Class B shares of PACE International Equity Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class B shares of Global Equity Fund and any other PaineWebber fund whose shares you exchanged for Class B shares of Global Equity Fund.

    To minimize your deferred sales charge, we will assume that you are selling:

    -  First, Class B shares representing reinvested dividends, and

    -  Second, Class B shares that you have owned the longest.

    SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

    -  You participate in the Systematic Withdrawal Plan;

    - You are older than 59-1/2 and are selling shares to take a distribution from certain types of retirement plans;

    -  You receive a tax-free return of an excess IRA contribution;

    - You receive a tax-qualified retirement plan distribution following retirement;

    - The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

    - The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

    Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in Fund shares.

    Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

    Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares purchased through the reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

    For purposes of determining your deferred sales charge, the holding period for the Class C shares of PACE International Equity Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class C shares of Global Equity Fund and any other PaineWebber fund whose shares you exchanged for shares of Global Equity Fund.

    You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES:

    If you think that you qualify for any of these sales charge waivers described above, you will need to provide documentation to PaineWebber or the Fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

    Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

    -  Buy shares through PaineWebber's PACE-SM- Multi Advisor Program;

    -  Buy $10 million or more of PaineWebber fund shares at any one time;

    - Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

    - Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

    - Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

    The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares on behalf of that Plan.

    Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are lower than the ongoing expenses of Class A, Class B or Class C shares.

BUYING SHARES

    If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund shares through your Financial Advisor. Otherwise, you can invest in the Fund through the Fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

    If you wish to invest in other PaineWebber funds, you can do so by:

    - Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

    -  Mailing an application with a check; or

    -  Opening an account by exchanging shares from another PaineWebber fund.

    You do not have to complete an application when you make additional investments in the same fund.

    The Fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account................................  $1,000
To add to an account..............................  $100

    The Fund may waive or reduce these amounts for:

    -  Employees of PaineWebber or its affiliates; or

    - Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plans.

FREQUENT TRADING. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

    You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

    If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

    If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

    If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the Fund's transfer agent. Your letter must include:

    -  Your name and address;

    -  The Fund's name;

    -  The Fund account number;

    -  The dollar amount or number of shares you want to sell; and

    - A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not a part of these programs.

    Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

    If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

    It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

    You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of the other PACE funds or of PaineWebber Money Market Fund. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001.) You may not exchange Class Y shares.

    You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

    You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

    You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the Fund's transfer agent. You must include:

    -  Your name and address;

    - The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

    -  Your account number;

    - How much you are exchanging (by dollar amount or by number of shares to be sold); and

    - A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

    Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

    The Fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

    The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange, Inc. ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open on most national holidays and on Good Friday, and the Fund does not price its shares on these days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

    Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the Fund.

    You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

    The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's board. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

    The Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The Fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the Fund does not calculate net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy or sell Fund shares. If the Fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the Fund may use fair value methods to reflect those changes. This policy is intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing.

                                   MANAGEMENT

INVESTMENT MANAGER AND INVESTMENT ADVISER

    Mitchell Hutchins is the manager and administrator of both PACE International Equity Fund and Global Equity Fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On September 30, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.9 billion.

    As investment manager for PACE International Equity Fund, Mitchell Hutchins recommends sub-advisers to the Board of PACE Trust to manage the Fund's investments and monitors and reviews the performance of those sub-advisers.

    As investment manager for Global Equity Fund, Mitchell Hutchins allocates the Fund's assets between U.S. and foreign investments, manages the Fund's U.S. investments and recommends sub-advisers to the Board of Investment Trust to manage the Fund's foreign investments. Mitchell Hutchins also monitors and reviews the performance of the sub-advisers. Since October 10, 2000, Mitchell Hutchins and Martin Currie Inc. have provided investment management services to Global Equity Fund under interim contracts approved by the Board of Investment Trust. Prior to October 10, 2000, a different sub-adviser managed Global Equity Fund's foreign investments.

    Both PACE Trust and Investment Trust have received an exemptive order from the SEC to permit the Board to select and replace investment advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the investment advisers without obtaining shareholder approval.

SUB-ADVISERS

    Martin Currie Inc. manages the assets of PACE International Equity Fund and the foreign investments of Global Equity Fund. Martin Currie Inc., located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES, and its affiliates are part of one of Scotland's leading independent investment management companies which, since its founding in 1881, has developed an expertise in equity investments. As of September 30, 2000, Martin Currie Inc. and its affiliates had over $10.7 billion in assets under management.

    Martin Currie Inc. uses a team approach in the management of PACE International Equity Fund's portfolio and Global Equity Fund's foreign investments. The team is led by James Fairweather, who has served as chief investment officer of Martin Currie Inc. since 1997. Mr. Fairweather joined Martin Currie Inc. in 1984 and has served in various investment management capacities since then. Martin Currie Inc. has held its responsibilities for PACE International Equity Fund since the Fund's inception in August 1995 and has held its responsibilities for Global Equity Fund since October 10, 2000.

ADVISORY FEES AND FUND EXPENSES

    PACE International Equity Fund paid fees to Mitchell Hutchins for management and administration services for the Fund's most recent fiscal year at the combined annual contract rate of 0.90% of average daily net assets. This combined fee includes an annual contract rate of 0.70% for investment management services and 0.20% for administrative services, both expressed as a percentage of the Fund's average daily net assets. Global Equity Fund paid fees to Mitchell Hutchins for investment advisory and administration services for the Fund's most recent fiscal year at the effective rate of 0.85% of the Fund's average daily net assets.

    The management fee paid by PACE International Equity Fund to Mitchell Hutchins is slightly higher than the management fee paid by Global Equity Fund. However, Mitchell Hutchins anticipates that shareholders of each class of shares of Global Equity Fund who will become shareholders of the corresponding class of shares of PACE International Equity Fund will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Global Equity Fund primarily due to economies of scale, even though the costs of maintaining a portfolio or predominantly foreign securities are usually higher than the costs of a portfolio that invests a significant portion of its assets in U.S. companies.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

    Investment Trust's Board approved the proposed Reorganization of Global Equity Fund into PACE International Equity Fund at a meeting held on October 6, 2000. At that meeting and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including Global Equity Fund, would be served by continuing to operate the funds under their current arrangements. For Global Equity Fund, Mitchell Hutchins' review included a possible restructuring of the Fund's investment management arrangements and a possible reorganization into another PaineWebber fund. Mitchell Hutchins noted that, although Global Equity Fund has performed well, it generally has underperformed its benchmark index. Mitchell Hutchins also noted that PACE International Equity Fund has an investment objective and policies similar to Global Equity Fund, except that PACE International Equity Fund does not maintain a significant portion of its assets in securities of U.S. companies.

    Mitchell Hutchins stated its belief that the reorganization of Global Equity Fund into PACE International Equity Fund would likely benefit Global Equity Fund's shareholders because the larger asset base of the combined Fund could give the combined Fund greater opportunities to diversify investments and realize greater economies of scale. Mitchell Hutchins noted that the investment management and administration fee currently paid by PACE International Equity Fund is greater than that currently paid by Global Equity Fund. However, Mitchell Hutchins informed the Board that it anticipated that current shareholders of each class of shares of Global Equity Fund who will become shareholders of the combined Fund if the Reorganization is approved will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Global Equity Fund primarily due to economies of scale. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.)

    Mitchell Hutchins then proposed immediate changes in the investment management arrangements for Global Equity Fund. Mitchell Hutchins advised the Board of Investment Trust of its belief that the proposed investment management changes represented its judgment of the best management structure for the Fund's foreign and U.S. investments and believed that the changes would be more likely to help Global Equity Fund achieve its investment objective through better long-term performance. Mitchell Hutchins noted its experience in selecting and monitoring unaffiliated sub-advisers, particularly with respect to the various different series of PACE Trust, all but one of which are managed by sub-advisers. Mitchell Hutchins recommended to the Board of Investment Trust that Martin Currie Inc. be retained on an interim basis to manage the foreign investments of Global Equity Fund. After consideration of all the information presented by Mitchell Hutchins, inquiries into the ability and resources of the proposed sub-adviser to provide appropriate investment management services for assets of Global Equity Fund allocated to it by Mitchell Hutchins and interviews with personnel of the proposed sub-adviser, Investment Trust's Board determined to implement the new sub-advisory arrangements effective October 10, 2000.

    With respect to the Fund's U.S. investments, Mitchell Hutchins proposed and the Board approved using a "passive" investment approach that attempts to replicate the investment performance of the S&P 500 Index, before fees and expenses, rather than actively buying and selling stocks, some of which might not be included in the Index. Mitchell Hutchins advised that it expected to achieve this goal for the Fund by using futures contracts and other derivatives in strategies intended to simulate full investment in the S&P 500 Index while retaining a cash balance which may be used for fund management purposes. Mitchell Hutchins also proposed that it retain responsibility for allocating the Fund's assets between U.S. and foreign investments.

    To implement the new investment management arrangements for Global Equity Fund, the Board of Investment Trust, effective October 10, 2000, terminated the existing investment advisory and administration contract between the Fund and Mitchell Hutchins and the existing sub-advisory contract between Mitchell Hutchins and Invista Capital Management LLC and approved a new interim contract with Mitchell Hutchins and a new interim sub-advisory contract between Mitchell Hutchins and Martin Currie Inc. Under the Interim Management and Administration Contract ("Interim Management Contract"), Mitchell Hutchins serves as investment manager for Global Equity Fund and, with respect to its foreign investments, provides portfolio management oversight as opposed to direct management of the Fund's foreign investments as it has in the past. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-advisers thereafter. The Interim Management Contract acknowledges, however, that Mitchell Hutchins will continue to allocate the Fund's assets between U.S. and foreign investments and will manage the Fund's U.S. investments. The Interim Management Contract and interim sub-advisory contract will terminate on the earlier of 150 days from their effective date or the Closing Date of the Reorganization.

    Mitchell Hutchins then reminded the Board that Global Equity Fund was the only PaineWebber fund in the Flexible Pricing System that invested a substantial portion of its assets in stocks of companies in developed foreign countries and stated its belief that this feature is the most attractive and important aspect of the Fund for its shareholders. Mitchell Hutchins stated that a number of other PaineWebber funds offer investors the opportunity to invest in stocks of U.S. companies, including funds that seek to replicate the performance of the S&P 500 Index, and that allocation services that could duplicate the Fund's allocation of its assets between U.S. and foreign investments also are available outside the Fund. Mitchell Hutchins stated its belief that a fund that invests primarily in stocks of companies in developed foreign countries would be very attractive to the existing shareholders of Global Equity Fund and to future investors. If the Board were to authorize changing Global Equity Fund's name and investment policies to permit it to invest primarily in stocks of companies in developed foreign countries, however, Global Equity Fund would then be very similar to PACE International Equity Fund. Mitchell Hutchins noted that PACE International Equity Fund and the foreign investments of Global Equity Fund will be managed in a similar way and that the two Funds are likely to appeal to the same investors because of their focus on stocks of companies in developed foreign countries. Mitchell Hutchins noted its belief that operating two funds that offer similar investments and management would result in higher expenses and less efficient operations than operating a single fund that combines the assets of the two original funds. Mitchell Hutchins also stated its belief that it would not be desirable from a marketing or administrative perspective to maintain and distribute shares for two similar funds. Mitchell Hutchins noted, moreover, that, like Global Equity Fund, PACE International Equity Fund has the flexibility to change its sub-adviser or add additional sub-advisers when Mitchell Hutchins and the Board of PACE Trust decide, without the cost or delay of needing first to obtain approval by a vote of the shareholders of PACE International Equity Fund.

    Finally, Mitchell Hutchins reviewed with the Board of Investment Trust the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Global Equity Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any PACE International Equity Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of Investment Trust that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Global Equity Fund would include the holding period for the shares of Global Equity Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of Global Equity Fund.

    As part of its considerations, the Board of Investment Trust examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions;
(2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of PACE International Equity Fund and that expense ratio relative to

Global Equity Fund's current expense ratio; (4) that Mitchell Hutchins would bear the costs of the Reorganization; (5) the compatibility of the Funds' portfolio holdings and the effect on Global Equity Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (6) the tax consequences of the Reorganization; (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates;
(8) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of Global Equity Fund and will not dilute their interests; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins and Martin Currie Inc., including an analysis of the performance of other similar accounts for which the sub-adviser has provided investment management services; and (10) the terms of the proposed Plan.

    On the basis of the information provided to it and its evaluation of that information, the Board of Investment Trust, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of Global Equity Fund and that the interests of existing Global Equity Fund shareholders would not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF INVESTMENT TRUST UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF GLOBAL EQUITY FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

    The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to this Proxy Statement/Prospectus.

    The Plan contemplates (1) PACE International Equity Fund's acquiring on the Closing Date all the assets of Global Equity Fund in exchange solely for PACE International Equity Fund shares and PACE International Equity Fund's assumption of all of Global Equity Fund's stated liabilities and (2) the distribution of those shares to Global Equity Fund shareholders. Global Equity Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). PACE International Equity Fund will assume from Global Equity Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in Global Equity Fund's most recent annual and semi-annual financial statements, or incurred by Global Equity Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by PACE Trust (collectively, the "Liabilities"); provided, however, that Global Equity Fund will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. PACE International Equity Fund will deliver its shares to Global Equity Fund, which then will be distributed to Global Equity Fund's shareholders.

    The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by PACE International Equity Fund and the NAV of a PACE International Equity Fund share will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in PACE International Equity Fund's then-current Prospectus and SAI. These procedures are similar to those used by Global Equity Fund and described in its current Prospectus and SAI. Global Equity Fund's net asset value will be the value of its Assets to be acquired by PACE International Equity Fund, less the amount of Global Equity Fund's Liabilities, as of the Valuation Time.

    On, or as soon as practicable after, the Closing Date, Global Equity Fund will distribute to its shareholders of record as of the Effective Time the PACE International Equity Fund shares it receives, by class, so that each Global Equity Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE International Equity Fund equal in aggregate NAV to the shareholder's shares in Global Equity Fund. That distribution will be accomplished by opening accounts on the books of PACE International Equity Fund in the names of Global Equity Fund's shareholders and crediting those accounts with PACE International Equity Fund shares equal in aggregate NAV to the shareholders' shares in Global Equity Fund. Fractional shares of PACE International Equity Fund will be rounded to the third decimal place.

    Immediately after the Reorganization, each former shareholder of Global Equity Fund will own shares of the class of PACE International Equity Fund equal in aggregate NAV to the aggregate NAV of that shareholder's shares of the corresponding class of Global Equity Fund immediately prior to the Reorganization. The NAV per share of PACE International Equity Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of the interest of any shareholder in either Fund. In addition, Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Global Equity Fund will be terminated after the Reorganization.

    The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Global Equity Fund's shareholders. If the Reorganization is not approved by shareholders at the Meeting, Global Equity Fund will continue to operate as a series of Investment Trust, and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

    PACE International Equity Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into five classes, designated Class A, Class B, Class C, Class Y and Class P shares. Class P shares are not involved in the Reorganization. A share of each class of PACE International Equity Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and distributions shall appropriately reflect expenses allocated to a particular class. Shares of the Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. PACE Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class. Shares of each series of PACE Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

    Certain fundamental investment restrictions of Global Equity Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

    The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1)(D) of the Code. Investment Trust and PACE Trust each will receive an opinion of Kirkpatrick &

Lockhart LLP, counsel to Investment Trust and tax counsel to PACE Trust, substantially to the following effect:

        (1) PACE International Equity Fund's acquisition of the Assets in exchange solely for PACE International Equity Fund shares and PACE International Equity Fund's assumption of the Liabilities, followed by Global Equity Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Global Equity Fund shares, will qualify as a reorganization within the meaning of section
    368(a)(1)(D) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) Global Equity Fund will recognize no gain or loss on its transfer of the Assets to PACE International Equity Fund in exchange solely for PACE International Equity Fund shares and PACE International Equity Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Global Equity Fund's shareholders in constructive exchange for their Global Equity Fund shares;

        (3) PACE International Equity Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for PACE International Equity Fund shares and its assumption of the Liabilities;

        (4) PACE International Equity Fund's basis for the Assets will be the same as Global Equity Fund's basis therefor immediately before the Reorganization, and PACE International Equity Fund's holding period for the Assets will include Global Equity Fund's holding period therefor;

        (5) A Global Equity Fund shareholder will recognize no gain or loss on the constructive exchange of all its Global Equity Fund shares solely for PACE International Equity Fund shares pursuant to the Reorganization; and

        (6) A Global Equity Fund shareholder's aggregate basis for the PACE International Equity Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Global Equity Fund shares to be constructively surrendered in exchange for those PACE International Equity Fund shares, and its holding period for those PACE International Equity Fund shares will include its holding period for those Global Equity Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

    The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    Utilization by PACE International Equity Fund after the Reorganization of any pre-Reorganization capital losses realized by Global Equity Fund could be subject to limitation in future years under the Code.

    You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

    The proposal to approve the Plan requires the affirmative vote of the lesser of (1) 67% or more of the shares of Global Equity Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

               THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                              -------------------

                           ORGANIZATION OF THE FUNDS

    PACE International Equity Fund commenced operations on August 24, 1995 as a diversified series of PACE Trust. PACE Trust was formed as a Delaware business trust on September 9, 1994, and is registered under the 1940 Act as an open-end management investment company. The operations of PACE Trust, as a Delaware business trust, are governed by its Trust Instrument, By-Laws and Delaware law.

    Global Equity Fund commenced operations on November 14, 1991 and is a diversified series of Investment Trust. Investment Trust was organized as a Massachusetts business trust on March 28, 1991, and is registered under the 1940 Act as an open-end management investment company. The operations of Investment Trust as a Massachusetts business trust are governed by its Declaration of Trust, By-Laws and Massachusetts law.

                              FINANCIAL HIGHLIGHTS

    The following financial highlights table is intended to help you understand PACE International Equity Fund's financial performance for the periods shown. The table shows information for the Fund's Class P shares because they were the only class of shares outstanding during the periods shown. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors for PACE International Equity Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated July 31, 2000, which may be obtained without charge by calling 1-800-647-1568.

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             PACE
                                                               INTERNATIONAL EQUITY INVESTMENTS
                                                    -------------------------------------------------------
                                                             FOR THE YEARS ENDED                FOR THE
                                                                   JULY 31,                     PERIOD
                                                    --------------------------------------       ENDED
                                                      2000      1999      1998      1997    JULY 31, 1996+
                                                    --------  --------  --------  --------  ---------------
Net asset value, beginning of period..............  $  17.18  $  16.54  $  15.66  $  12.79      $ 12.00
                                                    --------  --------  --------  --------      -------
Net investment income.............................      0.07      0.07      0.16      0.10         0.12
Net realized and unrealized gains from investments
  and foreign currency............................      2.51      1.10      1.20      2.97         0.73
                                                    --------  --------  --------  --------      -------
Net increase from investment operations...........      2.58      1.17      1.36      3.07         0.85
                                                    --------  --------  --------  --------      -------
Dividends from net investment income..............     (0.12)    (0.19)    (0.16)    (0.13)       (0.06)
Distributions from net realized gains from
  investments.....................................     (1.02)    (0.34)    (0.32)    (0.07)     --
                                                    --------  --------  --------  --------      -------
Total dividends and distributions.................     (1.14)    (0.53)    (0.48)    (0.20)       (0.06)
                                                    --------  --------  --------  --------      -------
Capital contribution from Sub-Advisor.............      0.05     --        --        --         --
                                                    --------  --------  --------  --------      -------
Net asset value, end of period....................  $  18.67  $  17.18  $  16.54  $  15.66      $ 12.79
                                                    ========  ========  ========  ========      =======
Total investment return (1).......................     14.91%     7.33%     9.27%    24.30%        7.08%
                                                    ========  ========  ========  ========      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $246,452  $214,017  $164,477  $102,979      $45,331
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................      1.16%     1.22%     1.21%     1.35%        1.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................      1.16%     1.22%     1.21%     1.35%        1.81%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......      0.37%     0.53%     1.14%     0.95%        1.35%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...      0.37%     0.53%     1.14%     0.95%        1.04%*
Portfolio turnover................................        72%       89%       56%       55%          25%
+For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*Annualized.
(1)Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized. If not for the sub-advisor's capital contribution of approximately $0.05 per share, the total return for the year ended July 31, 2000 would have been 14.6%.

                                 CAPITALIZATION

    The following table shows the capitalization of each of Global Equity Fund and PACE International Equity Fund as of July 31, 2000, and on the PRO FORMA capitalization as of the same date, giving effect to the Reorganization:

                                      GLOBAL EQUITY    PACE INTERNATIONAL      PRO FORMA CLASS A
                                          FUND:           EQUITY FUND:           COMBINED PACE
                                         CLASS A            CLASS A        INTERNATIONAL EQUITY FUND
                                      -------------    ------------------  -------------------------
Net Assets.........................    $255,698,235       $   0                   $255,698,235
Shares Outstanding.................      15,115,922           0                     13,699,321
Net Asset Value Per Share..........    $      16.92       $   0                   $      18.67

                                      GLOBAL EQUITY    PACE INTERNATIONAL  PRO FORMA CLASS B COMBINED
                                          FUND:           EQUITY FUND:         PACE INTERNATIONAL
                                         CLASS B            CLASS B                EQUITY FUND
                                      -------------    ------------------  --------------------------
Net Assets.........................    $ 10,017,064       $   0                   $ 10,017,064
Shares Outstanding.................         642,620           0                        536,676
Net Asset Value Per Share..........    $      15.59       $   0                   $      18.67

                                      GLOBAL EQUITY    PACE INTERNATIONAL       PRO FORMA CLASS C
                                          FUND:           EQUITY FUND:            COMBINED PACE
                                         CLASS C            CLASS C         INTERNATIONAL EQUITY FUND
                                      -------------    ------------------   -------------------------
Net Assets.........................    $ 27,465,319       $   0                   $ 27,465,319
Shares Outstanding.................       1,754,527           0                      1,471,486
Net Asset Value Per Share..........    $      15.65       $   0                   $      18.67

                                      GLOBAL EQUITY    PACE INTERNATIONAL       PRO FORMA CLASS Y
                                          FUND:           EQUITY FUND:            COMBINED PACE
                                         CLASS Y            CLASS Y         INTERNATIONAL EQUITY FUND
                                      -------------    ------------------   -------------------------
Net Assets.........................    $ 52,743,920       $   0                   $ 52,743,920
Shares Outstanding.................       3,028,607           0                      2,825,815
Net Asset Value Per Share..........    $      17.42       $   0                   $      18.67

                                      GLOBAL EQUITY    PACE INTERNATIONAL       PRO FORMA CLASS P
                                          FUND:           EQUITY FUND:            COMBINED PACE
                                         CLASS P            CLASS P         INTERNATIONAL EQUITY FUND
                                      -------------    ------------------   -------------------------
Net Assets.........................    $   0              $246,451,958            $246,451,958
Shares Outstanding.................        0                13,203,941              13,203,941
Net Asset Value Per Share..........    $   0              $      18.67            $      18.67

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of PACE International Equity Fund shares as part of the Reorganization will be passed upon by Willkie Farr & Gallagher, 787 7th Avenue, New York, New York 10019-6099, counsel to PACE Trust. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Second Floor, Washington, DC 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

    PACE Trust and Investment Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Investment Trust, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                    EXPERTS

    The audited financial statements of Global Equity Fund incorporated by reference in the SAI have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Global Equity Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1999. The audited financial statements of PACE International Equity Fund incorporated by reference in the SAI for the fiscal year ended July 31, 2000, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in PACE International Equity Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                               OTHER INFORMATION

    SHAREHOLDER PROPOSALS. As a general matter, Investment Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Global Equity Fund's shareholders should send such proposals to Global Equity Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

    OTHER BUSINESS. Investment Trust's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Global Equity Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                   APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is
made as of            , 2000, by and among PaineWebber PACE Select Advisors
Trust, a Delaware business trust ("PACE Trust"), on behalf of PACE International Equity Investments, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber Investment Trust, a Massachusetts business trust ("Target Trust"), on behalf of PaineWebber Global Equity Fund, a series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PACE Trust and Target Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by PACE Trust or Target Trust, respectively.

    The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

    The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares are divided into five classes, four of which also are designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

    In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

    1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

        (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2),
             (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

        (b) to assume all of Target's stated liabilities described in paragraph
            1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

    1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

    1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed in writing to and accepted by PACE Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

    1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

    1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by PACE Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective PRO RATA number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

    1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Trust and any further actions shall be taken in connection therewith as required by applicable law.

    1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

    1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

    2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

    2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

    2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3. CLOSING AND EFFECTIVE TIME

    3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about February 16, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

    3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets held by the custodian will be transferred to Acquiring Fund at, or arrangements for the transfer thereof to Acquiring Fund will have been made on or before, the Effective Time.

    3.3. Target Trust shall deliver to PACE Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Trust's Secretary or an Assistant Secretary thereof. PACE Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PACE Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

    3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

    4.1. Target represents and warrants to PACE Trust, on behalf of Acquiring Fund, as follows:

        4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and

    Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

        4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        4.1.3. Target is a duly established and designated series of Target
    Trust;

        4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

        4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Target Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by PACE Trust;

        4.1.7. Except as otherwise disclosed in writing to and accepted by PACE Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

        4.1.8. Except as otherwise disclosed in writing to and accepted by PACE Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

        4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

        4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by PACE Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

        4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PACE Trust for use therein;

        4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed to and accepted by PACE Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

        4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

        4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

        4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

        4.1.18. Target Trust's audited financial statements for the year ended October 31, 1999, and unaudited financial statements for the six months ended April 30, 2000, to be delivered to PACE Trust, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the period then ended; and

        4.1.19. Target's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

    4.2. Acquiring Fund represents and warrants to Target Trust, on behalf of Target, as follows:

        4.2.1. PACE Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto ("Certificate of Trust"), has been duly filed in the office of the Secretary of State thereof;

        4.2.2. PACE Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        4.2.3. Acquiring Fund is a duly established and designated series of PACE Trust;

        4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

        4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of PACE Trust's Certificate of Trust, Trust Instrument (including any amendments thereto) ("Trust Instrument"), or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Trust;

        4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to PACE Trust's knowledge) threatened against PACE Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and PACE Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

        4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PACE Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PACE Trust, except for
    (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

        4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will
    (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

        4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

        4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) thereto have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

        4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section
    1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund
    (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

        4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

        4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

        4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

        4.2.19. PACE Trust's audited financial statements for the year ended July 31, 2000, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

    4.3. Each Fund represents and warrants to the Trust of which the other Fund is a series, on behalf of such other Fund, as follows:

        4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

        4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

        4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

        4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

        4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

        4.3.7. Immediately after the Reorganization, the Shareholders will own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

        4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
    187).

5. COVENANTS

    5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

        (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

        (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

    5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

    5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

    5.4. Target covenants that it will assist PACE Trust in obtaining information PACE Trust reasonably requests concerning the beneficial ownership of Target Shares.

    5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PACE Trust at the Closing.

    5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

    5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

    5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

    5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

    Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective

Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

    6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust and Target Trust's By-Laws and applicable law.

    6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

    6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

    6.4. Target Trust shall have received an opinion of Willkie Farr & Gallagher ("Willkie Farr") substantially to the effect that:

        6.4.1. Acquiring Fund is a duly established series of PACE Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument to own all its properties and assets and, to the knowledge of Willkie Farr, to carry on its business as presently conducted;

        6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PACE Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target, is a valid and legally binding obligation of PACE Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

        6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PACE Trust's Certificate of Trust, Trust Instrument, or By-Laws or any provision of any agreement (known to Willkie Farr, without any independent inquiry or investigation) to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Willkie Farr, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust;

        6.4.5. To the knowledge of Willkie Farr (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PACE Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

        6.4.6. PACE Trust is registered with the SEC as an investment company, and to the knowledge of Willkie Farr no order has been issued or proceeding instituted to suspend such registration; and

        6.4.7. To the knowledge of Willkie Farr (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PACE Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and
    (b) PACE Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

In rendering such opinion, Willkie Farr may (1) rely (i) as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, and (ii) as to certain factual matters, on a certificate of PACE Trust,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof,
(3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Willkie Farr who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

    6.5. PACE Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ('K&L') substantially to the effect that:

        6.5.1. Target is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

        6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PACE Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Target Trust's By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust;

        6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

        6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

        6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust.

In rendering such opinion, K&L may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

    6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

        6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

        6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

        6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

        6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

    7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    7.2. Expenses of the Reorganization that relate to the Acquiring Fund and Target will be borne by Mitchell Hutchins. Any such expenses which are so borne by Mitchell Hutchins will be solely and directly related to the Reorganization.

8. ENTIRE AGREEMENT; NO SURVIVAL

    Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

    This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

    9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before            , 2001; or

    9.2. By the parties' mutual agreement.

    In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

    This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

    11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    11.3. PACE Trust acknowledges that Target Trust is a Business Trust. This Agreement is executed by Target Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Target Trust shall not be personally liable hereunder to PACE Trust or its trustees or shareholders for any act, omission, or obligation of Target Trust or any other trustee thereof. PACE Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

    11.4. A trustee of PACE Trust shall not be personally liable hereunder to Target Trust or its trustees or shareholders for any act, omission, or obligation of PACE Trust or any other trustee thereof. Target Trust agrees that, in asserting any claim against PACE Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of PACE Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

    11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                          PAINEWEBBER INVESTMENT TRUST,
                                            acting on behalf of its series,
                                            PaineWebber Global Equity Fund

                                          By:
                                               ......................................

                                          PAINEWEBBER PACE SELECT ADVISORS TRUST,
                                            acting on behalf of its series, PACE
                                            International Equity Investments

                                          By:
                                               ......................................

                                          Solely with respect to paragraph 7.2
                                            hereof:

                                          MITCHELL HUTCHINS ASSET MANAGEMENT INC.

                                          By:
                                               ......................................

                                   APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of the Record Date, the following entities owned beneficially or of record 5% or more of the Class [ ] shares of Global Equity Fund or PACE International Equity Fund. Mitchell Hutchins did not know of any other person who owned beneficially or of record 5% or more of any other class of either Fund's outstanding equity securities as of the Record Date.

                               GLOBAL EQUITY FUND

                                                                    PERCENT BENEFICIAL
                                            PERCENT BENEFICIAL     OWNERSHIP OF COMBINED
                                          OWNERSHIP OF INVESTMENT    PACE INTERMEDIATE
SHAREHOLDER'S NAME/ADDRESS                      EQUITY FUND             EQUITY FUND
--------------------------                -----------------------  ---------------------
[          ]                                            %                       %
c/o Mitchell Hutchins Asset Management
Inc.
51 West 52nd Street
New York, New York 10019-6114

                         PACE INTERNATIONAL EQUITY FUND

                                          PERCENT BENEFICIAL   PERCENT BENEFICIAL
                                          OWNERSHIP OF PACE   OWNERSHIP OF COMBINED
                                            INTERNATIONAL      PACE INTERNATIONAL
SHAREHOLDER'S NAME/ADDRESS                   EQUITY FUND           EQUITY FUND
--------------------------                ------------------  ---------------------
[          ]                                         %                     %
c/o Mitchell Hutchins Asset Management
Inc.
51 West 52nd Street
New York, New York 10019-6114

                                   APPENDIX C

    MANAGEMENT'S DISCUSSION OF PACE INTERNATIONAL EQUITY FUND'S PERFORMANCE

    THE DISCUSSION BELOW WAS TAKEN FROM PACE INTERNATIONAL EQUITY FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2000. THIS DISCUSSION HAS NOT BEEN REVISED TO REFLECT SUBSEQUENT CHANGES, WHICH ARE DISCUSSED ABOVE IN THE PROXY STATEMENT/PROSPECTUS.

    ADVISER: Martin Currie Inc.

    PORTFOLIO MANAGER: Team led by James Fairweather

    OBJECTIVE: Capital appreciation

    INVESTMENT PROCESS: The Portfolio invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Up to 10% of the Portfolio may be invested in emerging markets. A large part of the Portfolio's investments are usually denominated in foreign currencies. The adviser looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the adviser considers such factors as economic and political stability, the currency outlook, local investor sentiment, breadth and liquidity of the market, valuation and settlement system.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                   6 MONTHS     1 YEAR   3 YEARS   SINCE INCEPTION 8/24/95
                                   --------     ------   -------   -----------------------
With PACE program fee*........      -3.94%      13.20%    8.81%            10.87%
Without PACE program fee......      -3.21%      14.91%    10.46%           12.55%
MSCI EAFE Index...............      -1.73%       9.27%    8.33%            10.37%
Lipper International Funds
  Median......................      -2.61%      14.43%    8.75%            11.50%

-------------------

  *  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

    Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  MSCI EAFE INDEX
Aug-95                 $9,942               $9,938          $10,000
Sep-95                $10,008               $9,993          $10,198
Oct-95                 $9,875               $9,847           $9,927
Nov-95                 $9,967               $9,926          $10,206
Dec-95                $10,356              $10,301          $10,619
Jan-96                $10,691              $10,621          $10,665
Feb-96                $10,658              $10,575          $10,703
Mar-96                $10,901              $10,802          $10,933
Apr-96                $11,118              $11,004          $11,254
May-96                $11,009              $10,883          $11,049
Jun-96                $11,127              $10,985          $11,114
Jul-96                $10,708              $10,558          $10,792
Aug-96                $10,767              $10,603          $10,817
Sep-96                $11,060              $10,878          $11,107
Oct-96                $10,884              $10,691          $10,996
Nov-96                $11,336              $11,122          $11,436
Dec-96                $11,423              $11,193          $11,292
Jan-97                $11,236              $10,996          $10,899
Feb-97                $11,465              $11,206          $11,080
Mar-97                $11,440              $11,167          $11,123
Apr-97                $11,542              $11,253          $11,184
May-97                $12,375              $12,050          $11,915
Jun-97                $12,944              $12,589          $12,575
Jul-97                $13,310              $12,928          $12,781
Aug-97                $12,213              $11,848          $11,829
Sep-97                $13,012              $12,607          $12,494
Oct-97                $12,018              $11,629          $11,537
Nov-97                $12,094              $11,689          $11,421
Dec-97                $12,503              $12,069          $11,524
Jan-98                $12,706              $12,249          $12,054
Feb-98                $13,444              $12,945          $12,830
Mar-98                $13,928              $13,394          $13,228
Apr-98                $14,112              $13,554          $13,335
May-98                $14,235              $13,655          $13,274
Jun-98                $14,235              $13,638          $13,378
Jul-98                $14,543              $13,916          $13,517
Aug-98                $12,679              $12,117          $11,845
Sep-98                $12,152              $11,598          $11,485
Oct-98                $13,163              $12,548          $12,685
Nov-98                $13,910              $13,243          $13,338
Dec-98                $14,546              $13,832          $13,868
Jan-99                $14,619              $13,883          $13,830
Feb-99                $14,110              $13,383          $13,504
Mar-99                $14,755              $13,978          $14,071
Apr-99                $15,155              $14,338          $14,644
May-99                $14,519              $13,720          $13,892
Jun-99                $15,300              $14,440          $14,437
Jul-99                $15,609              $14,713          $14,870
Aug-99                $15,809              $14,883          $14,928
Sep-99                $15,863              $14,915          $15,082
Oct-99                $16,445              $15,443          $15,650
Nov-99                $17,717              $16,616          $16,198
Dec-99                $19,732              $18,484          $17,654
Jan-00                $18,531              $17,337          $16,535
Feb-00                $19,617              $18,330          $16,983
Mar-00                $19,819              $18,495          $17,645
Apr-00                $18,445              $17,192          $16,721
May-00                $17,734              $16,508          $16,316
Jun-00                $18,512              $17,211          $16,957
Jul-00                $17,936              $16,654          $16,250

     The graph depicts the performance of PACE International Equity Investments versus the MSCI EAFE Index. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

    For the 12-month period ended July 31, 2000, the Portfolio outperformed the MSCI EAFE Index. The Portfolio's strong performance can be traced back to the fourth quarter of 1999, which was a particularly good period for the markets represented in the EAFE Index. During that quarter, recovery in economic forecasts for the Pacific region drove all markets ahead strongly.

    During the fiscal year, telecommunications, media and technology stocks were well represented in the Portfolio. Asset allocation decisions had a neutral effect on performance. The Portfolio's outperformance was generated largely by successful stock selection in Europe and Japan. Early in the fiscal year, recovery in the Pacific and in small markets resulted in a period of very strong returns for the EAFE Index. In March 2000, however, fears of higher U.S. interest rates and a correction in the NASDAQ Composite Index triggered widespread profit taking. Market volatility continued for the rest of the period.

    For much of 1999, the Portfolio was overweighted in Japan and Asia at the expense of the United Kingdom and Europe. As commodity prices rose, currencies stabilized and interest rates declined, we also favored selective smaller markets, such as Mexico, Brazil, India, Korea, Egypt, Israel and South Africa. In January 2000, we began rebalancing the Portfolio toward Europe from Japan, because we recognized the underperformance of European markets and the increasingly unclear outlook for Japan. Investments in emerging markets were also switched into Europe in anticipation of a volatile summer. Toward the end of the period, the Japanese market declined heavily with the unwinding of cross shareholdings and heavy foreign selling. The next move will be to put assets back into that market from other Asian markets.

    We do not anticipate further significant interest-rate hikes, and we do not expect global economies to deteriorate. Inflation does not appear to pose a threat, although both bond and equity markets are likely to react to any negative short-term data, particularly from the U.S. Longer term, there is reason to be positive about international markets. Sustained growth, stable interest rates, low inflation and positive corporate earnings in international markets remain supportive.

PACE INTERNATIONAL EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                    7/31/00
----------------                                    -------
Net Assets ($MM)..................................  $246.5
Number of Securities..............................     113
Equities..........................................    94.1%
Cash & Equivalents................................     4.9%
Preferred Stock/Convertible Bonds.................     1.0%

REGIONAL ALLOCATION*                                7/31/00
--------------------                                -------
Europe............................................    59.8%
Asia..............................................    30.0
Emerging Markets..................................     5.3
Cash & Equivalents................................     4.9
-----------------------------------------------------------
Total.............................................   100.0%

TOP FIVE COUNTRIES*                                 7/31/00
-------------------                                 -------
Japan.............................................    23.9%
United Kingdom....................................    18.4
France............................................    18.3
Spain.............................................     5.1
Netherlands.......................................     4.6
-----------------------------------------------------------
Total.............................................    70.3%

TOP FIVE SECTORS*                                   7/31/00
-----------------                                   -------
Consumer Goods & Services.........................    46.0%
Financials........................................    18.5
Information Technology............................    14.9
General Industrials...............................     9.2
Basic Industries..................................     6.6
-----------------------------------------------------------
Total.............................................    95.2%

TOP TEN STOCKS*                                     7/31/00
---------------                                     -------
Vodafone Group....................................     3.8%
Ericsson..........................................     3.0
VNU...............................................     2.8
Vivendi...........................................     2.4
AXA...............................................     2.2
Total Fina Elf....................................     2.2
Aventis...........................................     2.2
Glaxo Wellcome....................................     2.0
Alcatel...........................................     2.0
Telefonica........................................     2.0
-----------------------------------------------------------
Total.............................................    24.6%

-------------------

  * Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY











                  Please detach at perforation before mailing.



PROXY                    PAINEWEBBER GLOBAL EQUITY FUND                    PROXY
                   (A SERIES OF PAINEWEBBER INVESTMENT TRUST)

               SPECIAL MEETING OF SHAREHOLDERS - JANUARY 25, 2001

THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF PAINEWEBBER INVESTMENT TRUST ("TRUST") ON BEHALF OF PAINEWEBBER GLOBAL EQUITY FUND, A SERIES OF THE TRUST. The undersigned hereby appoints as proxies [_________] and [______], and each of them (with the power of substitution), to vote for the undersigned all shares of beneficial interest of the undersigned in PaineWebber Global Equity Fund, a series of the Trust, at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO PAINEWEBBER GLOBAL EQUITY FUND.

VOTE VIA THE INTERNET:  http://
VOTE VIA TELEPHONE:
CONTROL NUMBER:  [999 9999 9999 999]

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."


______________________________________________________________________
Signature

______________________________________________________________________
Signature (if held jointly)

______________________________________________________________, 200___
Date                                                         10740/PWU


             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY











                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: /X/


                                                                                         FOR     AGAINST   ABSTAIN

1.   Approval of the Agreement and Plan of Reorganization and Termination that           / /       / /       / /
     provides for the reorganization of PaineWebber Global Equity Fund, a series of PaineWebber Investment Trust, into PACE International Equity
     Investments, a series of PaineWebber PACE Select Advisors Trust.


               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

                                                                       10740/PWU

[GRAPHIC]

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR
PROXY ON THE PHONE OR ON
THE INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs.
Savings which can help to minimize fund expenses.
IT SAVES TIME! Telephone and Internet voting is instantaneous-24 hours a day. IT'S EASY! Just follow these simple steps:

   1. Read your proxy statement and have it at hand.
   2. Call toll-free 1-800-597-7836 for automated instructions, or go to website: https://vote_proxy-direct.com
   3. Enter your 14 digit Control Number from your Proxy Card.
   4. Follow the recorded or on-screen directions.
   5. Do NOT mail your Proxy Card when you vote by phone or internet.
   6. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Toll Free 1-877-651-8855.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST
              (ON BEHALF OF PACE INTERNATIONAL EQUITY INVESTMENTS)

                          PAINEWEBBER INVESTMENT TRUST
                  (ON BEHALF OF PAINEWEBBER GLOBAL EQUITY FUND)

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114


                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information relates specifically to the proposed Reorganization whereby PACE International Equity Investments ("PACE International Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"), would acquire all of the assets of PaineWebber Global Equity Fund ("Global Equity Fund"), a series of PaineWebber Investment Trust, in exchange solely for shares of PACE International Equity Fund and the assumption by PACE International Equity Fund of all of Global Equity Fund's stated liabilities. This Statement of Additional Information consists of this cover page, the PRO FORMA financial statements of PACE International Equity Fund (giving effect to the Reorganization) for the year ended July 31, 2000, and the following described documents, each of which is incorporated by reference herein and accompanies this Statement of Additional Information:

         (1) The combined Statement of Additional Information of PACE Trust, which includes information relating to PACE International Equity Fund, dated November __, 2000 (Incorporated by reference from N-1A, SEC File Numbers 033-87254 and 811-08764, filed November 9, 2000, accession number
0000912057-00-048241);

         (2) The combined Annual Report to Shareholders of PACE Trust, which includes information relating to PACE International Equity Fund for the fiscal year ended July 31, 2000 (Incorporated by reference from N-30D, SEC File Number 811-08764, filed October 6, 2000, accession number 0000912057-00-043979);

         (3) The Semi-Annual Report to Shareholders of Global Equity Fund, dated April 30, 2000 (Incorporated by reference from N-30D, SEC File Number 811-06292, filed July 7, 2000, accession number 0000912057-00-031151);

         (4) The Annual Report to Shareholders of Global Equity Fund for the fiscal year ended October 31, 1999 (Incorporated by reference from N-30D, SEC File Number 811-06292 filed January 6, 2000, accession number
0000912057-00-000341).

         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated November __, 2000 relating to the proposed Reorganization. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November __, 2000.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of July 31, 2000, the unaudited pro forma condensed Statement of Operations for the twelve month period ended July 31, 2000 and the unaudited pro forma Portfolio of Investments as of July 31, 2000 for Global Equity Fund and PACE International Equity Fund as adjusted giving effect to the Reorganization.

         The pro forma Portfolio of Investments contains information about the securities holdings of the Funds as of July 31, 2000, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. It is expected, however, that some of Global Equity Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected, however, if Global Equity Fund's shareholders approve the Reorganization, that most of its U.S. investments would be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the holdings of PACE International Equity Fund. As of October __, 2000, Global Equity Fund's U.S. investments represented approximately ___% of its total portfolio. The relative portion of Global Equity Fund's assets represented by U.S. investments may change depending on changes in market conditions and on Mitchell Hutchins' continuing assessment of the appropriate allocation of the Fund's investments between U.S. and foreign markets. The need for Global Equity Fund to dispose of its U.S. investments in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.

PACE INTERNATIONAL EQUITY INVESTMENTS
PAINEWEBBER GLOBAL EQUITY FUND
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                                                                                    COMBINED
                                                                                                               PACE INTERNATIONAL
                                                                      PACE INTERNATIONAL        PW GLOBAL      EQUITY INVESTMENTS
                                                                     EQUITY INVESTMENTS       EQUITY FUND         PRO FORMA
                                                                     --------------------   ----------------   ------------------
ASSETS
Investments in securities, at value (cost - $201,742,081,
  $312,333,041 and $514,075,122, respectively)                        $      241,469,562     $  344,527,935     $  585,997,497
Investment of cash collateral for securities loaned (cost -
  $5,729,750, $16,388,086 and $22,117,836, respectively)                       5,729,750         16,388,086         22,117,836
Cash (including cash denominated in foreign currencies, at value)              3,515,630             22,798          3,538,428
Receivable for investments sold                                                2,201,468          1,147,935          3,349,403
Receivable for shares of beneficial interests sold                               171,835             54,058            225,893
Dividends and interest receivable                                                476,283            994,436          1,470,719
Deferred organizational expenses                                                   1,025                -                1,025
Other assets                                                                      50,567            722,585            773,152
                                                                     --------------------   ----------------   ----------------

Total assets                                                                 253,616,120        363,857,833        617,473,953
                                                                     --------------------   ----------------   ----------------

LIABILITIES
Payable for cash collateral for securities loaned                              5,729,750         16,388,086         22,117,836
Payable for investments purchased                                              1,044,522            368,984          1,413,506
Payable for shares of beneficial interest repurchased                             60,860            408,548            469,408
Unrealized depreciation of forward foreign currency contracts                        -               33,377             33,377
Payable to affiliates                                                            196,714                -              196,714
Accrued expenses and other liabilities                                           132,316            734,292            866,608
                                                                     --------------------   ----------------   ----------------

Total liabilities                                                              7,164,162         17,933,287         25,097,449
                                                                     --------------------   ----------------   ----------------

NET ASSETS

Common Stock/Beneficial interest shares of $0.001 par
 value outstanding - 13,203,941, 20,581,676 and 31,737,238,
 respectively                                                                190,876,988        225,013,950        415,890,938
Accumulated undistributed (distributions in excess of)
 net investment income (loss)                                                    264,006            (89,902)           174,104
Accumulated net realized gains from investment transactions                   15,631,499         88,805,604        104,437,103
Net unrealized appreciation of investments                                    39,679,465         32,194,894         71,874,359
                                                                     --------------------   ----------------   ----------------
Net assets applicable to shares outstanding                           $      246,451,958     $  345,924,546     $  592,376,504
                                                                     ====================   ================   ================


  CLASS P:

Net assets                                                            $      246,451,958     $          -       $  246,451,958
                                                                     --------------------   ----------------   ----------------
Shares Outstanding                                                            13,203,941                -           13,203,941
                                                                     --------------------   ----------------   ----------------
Net asset and redemption value per share                              $            18.67     $          -       $        18.67
                                                                     ====================   ================   ================


  CLASS A:

Net assets                                                            $              -       $  255,698,237     $  255,698,237
                                                                     --------------------   ----------------   ----------------
Shares outstanding                                                                   -           15,155,922         13,699,321
                                                                     --------------------   ----------------   ----------------
Net asset and redemption value per share                              $              -       $        16.87     $        18.67
                                                                     ====================   ================   ================
Maximum offering price per share
 (net asset value plus sales charge of 4.5% of offering price)        $              -       $        17.66     $        19.55
                                                                     ====================   ================   ================


  CLASS B:

Net assets                                                            $              -       $   10,017,066     $   10,017,066
                                                                     --------------------   ----------------   ----------------
Shares outstanding                                                                   -              642,620            536,676
                                                                     --------------------   ----------------   ----------------
Net asset value and offering price per share                          $              -       $        15.59     $        18.67
                                                                     ====================   ================   ================


  CLASS C:

Net assets                                                            $              -       $   27,465,322     $   27,465,322
                                                                     --------------------   ----------------   ----------------
Shares outstanding                                                                   -            1,754,527          1,471,486
                                                                     --------------------   ----------------   ----------------
Net asset value and offering price per share                          $              -       $        15.65     $        18.67
                                                                     ====================   ================   ================


  CLASS Y:

Net assets                                                            $              -       $   52,743,921     $   52,743,921
                                                                     --------------------   ----------------   ----------------
Shares outstanding                                                                   -            3,028,607          2,825,815
                                                                     --------------------   ----------------   ----------------
Net asset value and offering price per share                          $              -       $        17.42     $        18.67
                                                                     ====================   ================   ================


             See accompanying notes to proforma financial statements

PACE INTERNATIONAL EQUITY INVESTMENTS
PAINEWEBBER GLOBAL EQUITY FUND
PROFORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                                                                                       COMBINED
                                                                                                                  PACE INTERNATIONAL
                                                              PACE INTERNATIONAL    PW GLOBAL                     EQUITY INVESTMENTS
                                                              EQUITY INVESTMENTS   EQUITY FUND    ADJUSTMENTS         PRO FORMA
                                                             -------------------- -------------  -------------    ------------------
INVESTMENT INCOME:
  Interest                                                    $          878,820     1,168,088            -           2,046,908
  Dividend                                                             2,901,895     5,327,049            -           8,228,944
                                                             -------------------- -------------  -------------    --------------
                                                                       3,780,715     6,495,137            -          10,275,852
                                                             -------------------- -------------  -------------    --------------

EXPENSES:
  Investment advisory and administration                               2,227,716     3,132,238        184,251  (a)    5,544,205
  Shareholder distribution and servicing fees                                -       1,180,564            -           1,180,564
  Transfer agency and service                                            111,468       381,402            -             492,870
  Trustees' fees                                                          26,250        13,500        (13,500) (b)       26,250
  Legal and audit                                                         47,330       135,708       (135,708) (b)       47,330
  Amortization of organizational expenses                                 19,032           -              -              19,032
  Reports and notices to shareholders                                     42,612       208,712       (166,970) (b)       84,354
  Federal and state registration fees                                     33,082        64,800        (51,840) (b)       46,042
  Custody and accounting                                                 351,286       921,247            -           1,272,533
  Interest expense                                                           -         606,493            -             606,493
  Other expenses                                                          10,070        36,090            -              46,160
                                                             -------------------- -------------  -------------    --------------
                                                                       2,868,846     6,680,753       (183,766)        9,365,833
  Less: fee waivers and reimbursements from adviser                       (7,642)      (13,275)           -             (20,917)
                                                             -------------------- -------------  -------------    --------------
  Net expenses                                                         2,861,204     6,667,478       (183,766)        9,344,915
                                                             -------------------- -------------  -------------    --------------
  Net investment income (loss)                                           919,511      (172,340)       183,766           930,937
                                                             -------------------- -------------  -------------    --------------

REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS:
  Net realized gains from investment transactions                     15,442,127    92,429,256            -         107,871,383
  Net change in unrealized appreciation of investments                16,381,190    29,361,359            -          45,742,549
                                                             -------------------- -------------  -------------    --------------
Net realized and unrealized gains from investment activities          31,823,317   121,790,615            -         153,613,932
                                                             -------------------- -------------  -------------    --------------
Net increase in net assets resulting from operations          $       32,742,828   121,618,275        183,766       154,544,869
                                                             ==================== =============  =============    ==============

----------
(a) Reflects increase in fees resulting from higher fee schedule of PACE International Equity Investments.
(b) Reflects the anticipated savings of the merger.

             See accompanying notes to proforma financial statements

PACE INTERNATIONAL EQUITY INVESTMENTS
PAINEWEBBER GLOBAL EQUITY FUND
PROFORMA PORTFOLIO OF INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
            COMMON STOCKS - 91.51%

            AUSTRALIA - 1.47%

     66,140 BANKS - 0.16%
            National Australia Bank, Ltd.                 $                -      $   948,595       $      948,595
                                                         --------------------    -------------     ----------------

            LIFE ASSURANCE - 0.27%
    162,500 AMP Ltd.                                               1,628,417                -            1,628,417
                                                         --------------------    -------------     ----------------

            MEDIA & PHOTOGRAPHY - 0.86%

    400,000 John Fairfax Holdings Ltd.                             1,100,575                -            1,100,575
    199,840 News Corp. Ltd. ADR(1)                                   858,339        3,144,120            4,002,459
                                                         --------------------    -------------     ----------------
                                                                   1,958,914        3,144,120            5,103,034
                                                         --------------------    -------------     ----------------

            TRANSPORTATION - 0.18%
     35,800 Brambles Industries Ltd.                               1,038,931                -            1,038,931
                                                         --------------------    -------------     ----------------

            TOTAL AUSTRALIA COMMON STOCKS                          4,626,262        4,092,715            8,718,977
                                                         --------------------    -------------     ----------------


            AUSTRIA - 0.19%

            ENERGY SOURCES - 0.19%
     15,500 OMV AG                                                         -        1,134,744            1,134,744
                                                         --------------------    -------------     ----------------

            TOTAL AUSTRIA COMMON STOCKS                                    -        1,134,744            1,134,744
                                                         --------------------    -------------     ----------------


            BRAZIL - 0.21%

            OIL & GAS - 0.21%
     48,000 Petroleo Brasileiro S.A. ADR                           1,254,960                -            1,254,960
                                                         --------------------    -------------     ----------------

            TOTAL BRAZIL COMMON STOCKS                             1,254,960                -            1,254,960
                                                         --------------------    -------------     ----------------


            CANADA - 0.46%

            BANKS - 0.16%
     18,080 Royal Bank of Canada                                           -          964,153              964,153
                                                         --------------------    -------------     ----------------

            MINING & METALS - 0.30%
     33,200 Potash Corp. of Saskatchewan Inc.                              -        1,782,425            1,782,425
                                                         --------------------    -------------     ----------------

            TOTAL CANADA COMMON STOCK                                      -        2,746,578            2,746,578
                                                         --------------------    -------------     ----------------


            CZECH REPUBLIC - 0.10%

            TELECOMMUNICATIONS -SERVICES - 0.10%
     13,000 Cseke Radio KomuniKace A.S. GDR **                       585,000                -              585,000
                                                         --------------------    -------------     ----------------

            TOTAL CZECH REPUBLIC COMMON STOCK                        585,000                -              585,000
                                                         --------------------    -------------     ----------------


            FINLAND - 1.70%

            COMPUTER SOFTWARE & SERVICES - 0.14%
     23,300 Tieto Corp                                               825,898                -              825,898
                                                         --------------------    -------------     ----------------

            ELECTRICAL EQUIPMENT - 0.62%
     82,728 Nokia Ab Oyj                                                   -        3,665,307            3,665,307
                                                         --------------------    -------------     ----------------

            LONG DISTANCE & PHONE COMPANIES - 0.15%
     20,759 Elisa Communications                                           -          883,975              883,975
                                                         --------------------    -------------     ----------------

            TELECOMMUNICATIONS-SERVICES - 0.80%
    106,510 Nokia (AB) OY                                          4,718,981                -            4,718,981
                                                         --------------------    -------------     ----------------

            TOTAL FINLAND COMMON STOCKS                            5,544,879        4,549,282           10,094,161
                                                         --------------------    -------------     ----------------


                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
            FRANCE - 13.60%

            BANKS - 0.97%
     40,760 Societe Generale *                                     2,530,743                -            2,530,743
     32,550 National Banque de Paris                                       -        3,212,475            3,212,475
                                                         --------------------    -------------     ----------------
                                                                   2,530,743        3,212,475            5,743,218
                                                         --------------------    -------------     ----------------

            BUILDING MATERIALS & COMPONENTS - 0.26%
     19,700 Lafarge                                                        -        1,526,201            1,526,201
                                                         --------------------    -------------     ----------------

            CHEMICALS - 1.12%
     69,190 Aventis S.A                                            5,328,236                -            5,328,236
     86,000 Rhodia Inc. S.A                                                -        1,295,063            1,295,063
                                                         --------------------    -------------     ----------------
                                                                   5,328,236        1,295,063            6,623,299
                                                         --------------------    -------------     ----------------

            COMPUTER-BUSINESS SERVICES - 0.76%
     23,049 Cap Gemini S.A                                         3,212,379        1,313,700            4,526,079
                                                         --------------------    -------------     ----------------

            DIVERSIFIED INDUSTRIALS - 1.18%
     36,178 Vivendi Environment                                    1,126,479                -            1,126,479
     73,066 Vivendi SA                                             5,836,624                -            5,836,624
                                                         --------------------    -------------     ----------------
                                                                   6,963,103                -            6,963,103
                                                         --------------------    -------------     ----------------

            ENERGY SOURCES - 0.81%
     32,575 Total Fina Elf S.A.(1)                                         -        4,826,941            4,826,941
                                                         --------------------    -------------     ----------------

            ENGINEERING & MACHINERY - 0.18%
     42,609 Alstom                                                 1,044,793                -            1,044,793
                                                         --------------------    -------------     ----------------

            FINANCIAL SERVICES - 0.39%
     14,000 Lyonnaise Des Eaux                                             -        2,289,875            2,289,875
                                                         --------------------    -------------     ----------------

            FOOD & DRUG RETAILERS - 0.79%
     63,417 Carrefour                                              4,666,221                -            4,666,221
                                                         --------------------    -------------     ----------------

            HEALTH & PERSONAL CARE - 1.27%
     97,320 Rhone Poulenc S.A. *                                           -        7,494,493            7,494,493
                                                         --------------------    -------------     ----------------

            INDUSTRIAL SERVICES & SUPPLIES - 0.49%
     36,400 Vivendi                                                        -        2,907,688            2,907,688
                                                         --------------------    -------------     ----------------

            INSURANCE - 0.85%
     33,110 AXA                                                            -        5,032,017            5,032,017
                                                         --------------------    -------------     ----------------

            LIFE ASSURANCE - 0.92%
     35,973 AXA                                                    5,467,133                -            5,467,133
                                                         --------------------    -------------     ----------------

            OIL & GAS - 0.92%
     36,744 Total FINA S.A., Series B (1)                          5,444,701                -            5,444,701
                                                         --------------------    -------------     ----------------

            SUPPORT SERVICES - 0.24%
      9,190 Sodexho Alliance                                       1,446,932                -            1,446,932
                                                         --------------------    -------------     ----------------

            TELECOMMUNICATION - SERVICES - 0.84%
     67,103 Alcatel *                                              4,949,874                -            4,949,874
                                                         --------------------    -------------     ----------------

            WATER - 0.69%
     25,073 Suez Lyonnaise des Eaux                                4,101,003                -            4,101,003
                                                         --------------------    -------------     ----------------

            WIRELESS TELECOMMUNICATIONS - 0.93%
     74,800 Alcatel                                                        -        5,517,645            5,517,645

            TOTAL FRANCE COMMON STOCKS                            45,155,118       35,416,098           80,571,216
                                                         --------------------    -------------     ----------------


            GERMANY - 2.06%

            BANKS - 1.38%
     10,511 Allianz AG                                             3,896,314                -            3,896,314
     30,100 Deutsche Bank AG                                               -        2,684,765            2,684,765
     34,910 Dresdner Bank AG                                               -        1,602,997            1,602,997
                                                         --------------------    -------------     ----------------
                                                                   3,896,314        4,287,762            8,184,076
                                                         --------------------    -------------     ----------------

            DIVERSIFIED INDUSTRIALS - 0.68%
     26,100 Siemens AG                                                     -        4,040,754            4,040,754
                                                         --------------------    -------------     ----------------

            TOTAL GERMANY COMMON STOCKS                            3,896,314        8,328,516           12,224,830
                                                         --------------------    -------------     ----------------


                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
            GREECE - 0.32%

            TELECOMMUNICATIONS-SERVICES - 0.10%
     26,100 Hellenic Telecom                                         586,630                -              586,630
                                                         --------------------    -------------     ----------------

            WIRELESS TELECOMMUNICATIONS - 0.22%
    118,700 Hellenic Telecommunications ADR                                -        1,298,281            1,298,281
                                                         --------------------    -------------     ----------------

            TOTAL GREECE COMMON STOCKS                               586,630        1,298,281            1,884,911
                                                         --------------------    -------------     ----------------


            HONG KONG - 1.32%

            BANKS - 0.21%
    537,000 Bank of East Asia, Ltd.                                1,215,384                -            1,215,384
                                                         --------------------    -------------     ----------------

            DIVERSIFIED INDUSTRIALS - 0.30%
    127,300 Hutchison Whampoa Ltd.                                 1,771,139                -            1,771,139
                                                         --------------------    -------------     ----------------

            REAL ESTATE - 0.41%
    125,000 Cheung Kong (Holdings) Ltd.                            1,470,654                -            1,470,654
    120,000 Sun Hung Kai Properties Ltd.                             942,501                -              942,501
                                                         --------------------    -------------     ----------------
                                                                   2,413,155                -            2,413,155
                                                         --------------------    -------------     ----------------

            TELECOMMUNICATIONS-SERVICES - 0.41%
    159,000 China Telecom Ltd.*                                    1,264,106                -            1,264,106
     49,860 China Unicom Ltd. ADR *                                1,174,826                -            1,174,826
                                                                   2,438,932                -            2,438,932
                                                         --------------------    -------------     ----------------

            TOTAL HONG KONG COMMON STOCKS                          7,838,610                -            7,838,610
                                                         --------------------    -------------     ----------------

            INDIA - 0.14%

            TELECOMMUNICATIONS-SERVICES - 0.14%
     77,000 Videsh Sanchar Nigam Ltd. GDR                            835,450                -              835,450
                                                         --------------------    -------------     ----------------

            TOTAL INDIA COMMON STOCKS                                835,450                -              835,450
                                                         --------------------    -------------     ----------------


            IRELAND - 0.49%

            BANKS - 0.40%
    386,551 Bank of Ireland                                                -        2,374,975            2,374,975
                                                         --------------------    -------------     ----------------

            PHARMACEUTICALS - 0.09%
      9,600 Elan Corp. PLC ADR*                                      506,758                -              506,758
                                                         --------------------    -------------     ----------------

            TOTAL IRELAND COMMON STOCKS                              506,758        2,374,975            2,881,733
                                                         --------------------    -------------     ----------------


            ISRAEL - 0.39%

            BANKS - 0.09%
    194,000 Bank Hapoalim Ltd.                                       552,117                -              552,117
                                                         --------------------    -------------     ----------------

            ELECTRICAL EQUIPMENT - 0.21%
     14,981 Orbotech Ltd. *                                                -        1,234,060            1,234,060
                                                         --------------------    -------------     ----------------

            INFORMATION TECHNOLOGY HARDWARE - 0.09%
      7,400 Nice System Ltd. ADR*                                    542,050                -              542,050
                                                         --------------------    -------------     ----------------

            TOTAL ISRAEL COMMON STOCKS                             1,094,167        1,234,060            2,328,227
                                                         --------------------    -------------     ----------------


            ITALY - 2.30%

            BANKS - 0.87%
    303,706 San Palo-IMI SPA                                       2,818,622        2,331,809            5,150,431
                                                         --------------------    -------------     ----------------

            INFORMATION TECHNOLOGY HARDWARE - 0.34%
    155,766 Telecom Italia SPA                                     2,003,555                -            2,003,555
                                                         --------------------    -------------     ----------------

            INSURANCE - 0.16%
     86,300 Ras                                                            -          975,685              975,685
                                                         --------------------    -------------     ----------------

            LIFE ASSURANCE - 0.25%
    117,399 Alleanza Assicurazioni (1)                             1,463,275                -            1,463,275
                                                         --------------------    -------------     ----------------

            TELECOMMUNICATIONS-SERVICES - 0.68%


                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
    427,441 Telecom Italia Mobilare SPA                            4,040,317                -            4,040,317
                                                         --------------------    -------------     ----------------

            TOTAL ITALY COMMON STOCKS                             10,325,769        3,307,494           13,633,263
                                                         --------------------    -------------     ----------------


            JAPAN - 13.65%

            APPAREL, RETAIL - 0.16%
      2,700 Fast Retailing Co                                              -          972,330              972,330
                                                         --------------------    -------------     ----------------

            AUTOMOBILES - 0.56%
     74,000 Bridgestone Corp.                                      1,696,768                -            1,696,768
     45,000 Honda Motor Company Ltd.                               1,641,063                -            1,641,063
                                                         --------------------    -------------     ----------------
                                                                   3,337,831                -            3,337,831
                                                         --------------------    -------------     ----------------

            BANKS - 0.16%
    121,000 Sanwa Bank                                                     -          970,780              970,780
                                                         --------------------    -------------     ----------------

            CHEMICALS - 1.37%
    238,000 Asahi Chemical Industries Company Ltd.                 1,514,555                -            1,514,555
     79,000 Shin Etsu Chemical Ltd.                                3,961,344                -            3,961,344
    222,000 Sumiomo Bakelite Company Ltd. (1)                      2,651,411                -            2,651,411
                                                         --------------------    -------------     ----------------
                                                                   8,127,310                -            8,127,310
                                                         --------------------    -------------     ----------------

            COMPUTER HARDWARE - 0.55%
    122,000 NEC Corp.                                                      -        3,247,846            3,247,846
                                                         --------------------    -------------     ----------------

            CONSTRUCTION & BUILDING MATERIALS - 0.14%
    128,000 Daiwa House Industry Co                                  811,050                -              811,050
                                                         --------------------    -------------     ----------------

            DATA PROCESSING & REPRODUCTION - 0.33%
     44,000 Canon Inc.                                                     -        1,957,606            1,957,606
                                                         --------------------    -------------     ----------------

            DRUGS & MEDICINE - 0.17%
     30,000 Taisho Pharmaceutical Co.                                      -        1,009,254            1,009,254
                                                         --------------------    -------------     ----------------

            ELECTRONIC & ELECTRICAL EQUIPMENT - 2.04%
     87,000 Canon Inc. (1)                                         3,603,774                -            3,603,774
     12,800 Mabuchi Motor Co                                       1,799,891                -            1,799,891
      5,000 Murata Manufacturing Co., Ltd.                                 -          592,606              592,606
     44,500 Sony Corp                                              2,175,858        1,909,614            4,085,472
    124,000 Sumitomo Electric Industries Ltd.                      2,005,525                -            2,005,525
                                                         --------------------    -------------     ----------------
                                                                   9,585,048        2,502,220           12,087,268
                                                         --------------------    -------------     ----------------

            ELECTRONIC COMPONENTS - 0.78%
     66,000 Fujitsu                                                        -        1,853,307            1,853,307
    313,000 Toshiba Corp.                                                  -        2,753,749            2,753,749
                                                         --------------------    -------------     ----------------
                                                                           -        4,607,056            4,607,056
                                                         --------------------    -------------     ----------------

            FINANCIAL SERVICES - 0.27%
      5,500 Acom Co                                                        -          416,192              416,192
    158,000 Nikko Securities Co., Ltd.                                     -        1,208,570            1,208,570
                                                         --------------------    -------------     ----------------
                                                                           -        1,624,762            1,624,762
                                                         --------------------    -------------     ----------------

            FOOD & DRUG RETAILERS - 0.14%
     26,000 Familymart Company Ltd.                                  853,353                -              853,353
                                                         --------------------    -------------     ----------------

            GENERAL RETAILERS - 0.47%
     23,000 Ito-Yokado Company Ltd.                                1,369,285                -            1,369,285
     88,000 Marui Company Ltd.                                     1,442,531                -            1,442,531
                                                         --------------------    -------------     ----------------
                                                                   2,811,816                -            2,811,816
                                                         --------------------    -------------     ----------------

            HEALTH & PERSONAL CARE - 0.21%
     21,000 Takeda Chemical Industries                                     -        1,244,473            1,244,473
                                                         --------------------    -------------     ----------------

            INFORMATION TECHNOLOGY HARDWARE - 1.89%
    105,000 Fujitsu Ltd.                                           2,948,443                -            2,948,443
    188,000 Hitachi Ltd.                                           2,245,339                -            2,245,339
     17,300 Matsuchita Communication Industrial Co. Ltd.           2,003,100                -            2,003,100
     15,200 Rohm Company Ltd.                                      3,984,137                -            3,984,137
                                                         --------------------    -------------     ----------------
                                                                  11,181,019                -           11,181,019
                                                         --------------------    -------------     ----------------

            INSURANCE - 0.09%
    120,000 Mitsui Marine & Fire                                     533,892                -              533,892
                                                         --------------------    -------------     ----------------

            LEISURE, ENTERTAINMENT & HOTELS - 0.18%
     38,000 Namco Ltd.                                             1,077,449                -            1,077,449
                                                         --------------------    -------------     ----------------

            LONG DISTANCE & PHONE COMPANIES - 0.36%


                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
        157 DDI Corp.                                                      -        1,216,666            1,216,666
         79 Nippon Telephone & Telegraph Co.                               -          943,520              943,520
                                                         --------------------    -------------     ----------------
                                                                           -        2,160,186            2,160,186
                                                         --------------------    -------------     ----------------

            MEDIA & PHOTOGRAPHY - 0.58%

     34,000 Fuji Photo Film Company Ltd.                           1,261,613                -            1,261,613
    216,000 Toppan Printing Co                                     2,185,896                -            2,185,896
                                                         --------------------    -------------     ----------------
                                                                   3,447,509                -            3,447,509
                                                         --------------------    -------------     ----------------

            MERCHANDISING - 0.32%

     24,400 Yamada Denki Co.(1)                                            -        1,890,869            1,890,869
                                                         --------------------    -------------     ----------------

            PERSONAL CARE & HOUSEHOLD PRODUCTS - 0.43%

     87,000 Kao Corp                                               2,569,905                -            2,569,905
                                                         --------------------    -------------     ----------------

            PHARMACEUTICALS - 0.81%

     47,000 Taisho Pharmaceutical Co                               1,581,164                -            1,581,164
     69,000 Yamanouchi Pharmaceutical Co                           3,233,442                -            3,233,442
                                                         --------------------    -------------     ----------------
                                                                   4,814,606                -            4,814,606
                                                         --------------------    -------------     ----------------

            SOFTWARE & COMPUTER SERVICES - 0.32%

     61,000 MKC-STAT Corp.                                         1,018,289                -            1,018,289
      7,000 Trend Micro Inc.                                         855,176                -              855,176
                                                         --------------------    -------------     ----------------
                                                                   1,873,465                -            1,873,465
                                                         --------------------    -------------     ----------------

            SUPPORT SERVICES - 0.40%

     15,800 Benesse Corp                                             792,269                -              792,269
     25,000 Secom Company Ltd.                                     1,556,730                -            1,556,730
                                                         --------------------    -------------     ----------------
                                                                   2,348,999                -            2,348,999
                                                         --------------------    -------------     ----------------

            TELECOMMUNICATION SERVICES - 0.89%

        211 NTT Mobile Communication Network                       4,161,918        1,128,231            5,290,149
                                                         --------------------    -------------     ----------------

            TOTAL JAPAN COMMON STOCKS                             57,535,170       23,315,613           80,850,783
                                                         --------------------    -------------     ----------------


            KOREA - 0.62%

            ELECTRONIC & ELECTRICAL EQUIPMENT - 0.45%

      4,800 Samsung Electronics                                            -        1,267,965            1,267,965
      9,600 Samsung Electronics GDR **                             1,375,200                -            1,375,200
                                                         --------------------    -------------     ----------------
                                                                   1,375,200        1,267,965            2,643,165
                                                         --------------------    -------------     ----------------

            WIRELESS TELECOMMUNICATIONS - 0.17%

     27,200 Korea Telecom                                                  -        1,016,600            1,016,600
                                                         --------------------    -------------     ----------------

            TOTAL KOREA COMMON STOCKS                              1,375,200        2,284,565            3,659,765
                                                         --------------------    -------------     ----------------

            MEXICO - 0.82%

            DIVERSIFIED INDUSTRIAL - 0.05%

    124,000 Alfa, S.A. de C.V. Series A                              325,689                -              325,689
                                                         --------------------    -------------     ----------------

            GENERAL RETAILERS - 0.13%

    336,000 Cifrs S.A. de C.V. Series V*(1)                          774,888                -              774,888
                                                         --------------------    -------------     ----------------

            MEDIA & PHOTOGRAPHY - 0.12%

     11,300 Grupo Televisa S.A. de C.V. ADR*                         730,262                -              730,262
                                                         --------------------    -------------     ----------------

            SPECIALTY & OTHER FINANCE - 0.14%

    170,000 Grupo Financiero Banamex                                 814,969                -              814,969
                                                         --------------------    -------------     ----------------

            TELECOMMUNICATION SERVICES - 0.37%

     41,800 Telefonos de Mexico, S.A. de C.V. ADR (1)              2,199,725                -            2,199,725
                                                         --------------------    -------------     ----------------

            TOTAL MEXICO COMMON STOCKS                             4,845,533                -            4,845,533
                                                         --------------------    -------------     ----------------


            NETHERLANDS - 5.93%

            BANKS - 1.26%

    111,695 ING Groep N.V                                          1,606,791        5,860,258            7,467,049
                                                         --------------------    -------------     ----------------

            COMPUTER-BUSINESS SERVICES - 0.54%

    189,700 Getronics N.V                                                  -        3,199,468            3,199,468
                                                         --------------------    -------------     ----------------

            FOOD & HOUSEHOLD PRODUCTS - 0.13%

     17,380 Unilever NV                                                    -          761,816              761,816
                                                         --------------------    -------------     ----------------


                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
            FOOD RETAIL - 0.24%

     30,434 Numico Kon N.V.                                                -        1,428,491            1,428,491
                                                         --------------------    -------------     ----------------

            FOREST PRODUCTS, PAPER - 0.48%

     93,600 Buhrmann N.V.                                                  -        2,845,043            2,845,043
                                                         --------------------    -------------     ----------------

            MEDIA & PHOTOGRAPHY - 1.65%

    268,340 Elsevier N.V.                                          2,971,614                -            2,971,614
    124,501 VNU N.V.                                               6,807,129                -            6,807,129
                                                         --------------------    -------------     ----------------
                                                                   9,778,743                -            9,778,743
                                                         --------------------    -------------     ----------------

            PUBLISHING - 0.25%

     26,800 Vnu N.V.                                                       -        1,465,298            1,465,298
                                                         --------------------    -------------     ----------------

            SEMICONDUCTOR - 0.94%

    122,608 Koninklijke Philips Electronics N.V.                           -        5,553,786            5,553,786
                                                         --------------------    -------------     ----------------

            WIRELESS TELECOMMUNICATIONS - 0.45%

     73,200 Kon KPN N.V.                                                   -        2,646,221            2,646,221
                                                         --------------------    -------------     ----------------

            TOTAL NETHERLANDS COMMON STOCKS                       11,385,534       23,760,381           35,145,915
                                                         --------------------    -------------     ----------------


            NEW ZEALAND - 0.21%

            WIRELESS TELECOMMUNICATIONS - 0.21%

    389,400 Telecom Corp. of New Zealand Ltd.                              -        1,258,866            1,258,866
                                                         --------------------    -------------     ----------------

            TOTAL NEW ZEALAND COMMON STOCKS                                -        1,258,866            1,258,866
                                                         --------------------    -------------     ----------------


            NORWAY - 0.25%

            OIL SERVICES - 0.25%

     88,480 Petroleum Geo Services ASA                                     -        1,453,079            1,453,079
                                                         --------------------    -------------     ----------------

            TOTAL NORWAY COMMON STOCKS                                     -        1,453,079            1,453,079
                                                         --------------------    -------------     ----------------


            POLAND - 0.11%

            OIL & GAS - 0.11%

     71,000 Polski Koncern Naftowy Orlen S.A. GDR **                 670,950                -              670,950
                                                         --------------------    -------------     ----------------

            TOTAL POLAND COMMON STOCKS                               670,950                -              670,950
                                                         --------------------    -------------     ----------------


            PORTUGAL - 0.44%

            RAILROADS - 0.44%

    289,400 Brisa Auto Estrada                                             -        2,617,505            2,617,505
                                                         --------------------    -------------     ----------------

            TOTAL PORTUGAL COMMON STOCKS                                   -        2,617,505            2,617,505
                                                         --------------------    -------------     ----------------


            SINGAPORE - 0.47%

            BANKS - 0.37%

     90,000 DBS Group Holdings Ltd.                                1,084,994                -            1,084,994
    260,000 Overseas Union Bank Ltd.                               1,094,800                -            1,094,800
                                                         --------------------    -------------     ----------------
                                                                   2,179,794                -            2,179,794
                                                         --------------------    -------------     ----------------

            TELECOMMUNICATIONS - SERVICES - 0.10%

    426,500 Singapore Telecommunication Ltd.                         590,431                -              590,431
                                                         --------------------    -------------     ----------------

            TOTAL SINGAPORE COMMON STOCKS                          2,770,225                -            2,770,225
                                                         --------------------    -------------     ----------------


            SOUTH AFRICA - 0.10%

            BANKS - 0.04%

    375,100 BoE Ltd.                                                 210,185                -              210,185
                                                         --------------------    -------------     ----------------

            SOFTWARE & COMPUTER SERVICES - 0.06

    480,000 Softline Ltd*                                            362,069                -              362,069
                                                         --------------------    -------------     ----------------

            TOTAL SOUTH AFRICA COMMON STOCKS                         572,254                -              572,254
                                                         --------------------    -------------     ----------------


                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
            SPAIN - 2.19%

            BANKS - 1.00%

    204,939 Banco Bilbao Vizcaya Argenta                           2,962,704                -            2,962,704
    286,698 Banco Santander Central Hispanormer                    2,959,709                -            2,959,709
                                                         --------------------    -------------     ----------------
                                                                   5,922,413                -            5,922,413
                                                         --------------------    -------------     ----------------

            LONG DISTANCE & PHONE COMPANIES - 0.08%

     23,300 Telefonica SA                                                  -          490,141              490,141
                                                         --------------------    -------------     ----------------

            SOFTWARE & COMPUTER SERVICES - 0.28%

    151,389 Amadeus Global Travel Distribution S.A. *              1,679,297                -            1,679,297
                                                         --------------------    -------------     ----------------

            TELECOMMUNICATIONS-SERVICES - 0.82%

    231,655 Telefonica S.A.*                                       4,873,115                -            4,873,115
                                                         --------------------    -------------     ----------------

            TOTAL SPAIN COMMON STOCKS                             12,474,825          490,141           12,964,966
                                                         --------------------    -------------     ----------------


            SWEDEN - 4.09%

            BANKS - 0.92%

    124,000 Forenings Sparbanken AB                                1,893,130                -            1,893,130
    503,206 Nordbanken Holding                                             -        3,539,453            3,539,453
                                                         --------------------    -------------     ----------------
                                                                   1,893,130        3,539,453            5,432,583
                                                         --------------------    -------------     ----------------

            FINANCIAL SERVICES - 0.54%

    218,800 Investor AB                                                    -        3,173,435            3,173,435
                                                         --------------------    -------------     ----------------

            INFORMATION TECHNOLOGY HARDWARE - 1.23%

    374,000 Ericsson LM B Shares                                   7,300,545                -            7,300,545
                                                         --------------------    -------------     ----------------

            SUPPORT SERVICES - 0.21%

     57,000 Securitas AB                                           1,243,184                -            1,243,184
                                                         --------------------    -------------     ----------------

            TOBACCO - 0.24%

    439,686 Swedish Match AB(1)                                            -        1,395,296            1,395,296
                                                         --------------------    -------------     ----------------

            WIRELESS TELECOMMUNICATIONS - 0.96%

    292,188 Ericsson LM B Shares                                           -        5,703,561            5,703,561
                                                         --------------------    -------------     ----------------

            TOTAL SWEDEN COMMON STOCKS                            10,436,859       13,811,745           24,248,604
                                                         --------------------    -------------     ----------------


            SWITZERLAND - 1.83%

            BANKS - 0.45%

     18,350 UBS AG                                                         -        2,645,313            2,645,313
                                                         --------------------    -------------     ----------------

            CONSTRUCTION AND BUILDING MATERIALS - 0.34%

      1,740 Holderbank Financiere Glarus AG                        2,023,377                -            2,023,377
                                                         --------------------    -------------     ----------------

            HEALTH & PERSONAL CARE - 0.45%

      1,743 Novartis Ltd.                                                  -        2,692,388            2,692,388
                                                         --------------------    -------------     ----------------

            INSURANCE - 0.59%

      6,488 Zurich Allied AG(1)                                            -        3,500,090            3,500,090
                                                         --------------------    -------------     ----------------

            TOTAL SWITZERLAND COMMON STOCKS                        2,023,377        8,837,791           10,861,168
                                                         --------------------    -------------     ----------------


            TAIWAN - 0.04%

            ELECTRONIC & ELECTRICAL EQUIPMENT - 0.04%

     20,761 Compal Electronics Inc. GDR                              243,942                -              243,942
                                                         --------------------    -------------     ----------------

            TOTAL TAIWAN COMMON STOCKS                               243,942                -              243,942
                                                         --------------------    -------------     ----------------


            UNITED KINGDOM - 15.13%

            AEROSPACE & DEFENSE - 0.48%

    102,771 Smiths Industries PLC                                  1,409,216                -            1,409,216
    412,200 Rolls Royce                                                    -        1,445,473            1,445,473
                                                         --------------------    -------------     ----------------
                                                                   1,409,216        1,445,473            2,854,689
                                                         --------------------    -------------     ----------------

            AUTOMOBILES - 0.21%

     95,000 GKN PLC                                                1,216,527                -            1,216,527
                                                         --------------------    -------------     ----------------


                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
            BANKS - 0.47%

    204,000 HSBC Holdings                                          2,762,132                -            2,762,132
                                                         --------------------    -------------     ----------------

            BEVERAGES & TOBACCO - 0.73%

    495,600 Diageo PLC                                                     -        4,352,261            4,352,261
                                                         --------------------    -------------     ----------------

            BROADCASTING & PUBLISHING - 0.40%

    184,880 United News & Media PLC                                        -        2,355,022            2,355,022
                                                         --------------------    -------------     ----------------

            BUILDING MATERIALS & COMPONENTS - 0.20%

    105,500 RMC Group                                                      -        1,176,282            1,176,282
                                                         --------------------    -------------     ----------------

            BUSINESS & PUBLIC SERVICES - 0.22%

     97,400 WPP Group PLC                                                  -        1,321,702            1,321,702
                                                         --------------------    -------------     ----------------

            ELECTRIC COMPONENT - 0.23%

    178,760 Spirent PLC                                                    -        1,334,761            1,334,761
                                                         --------------------    -------------     ----------------

            FINANCIAL SERVICE - 0.61%

    203,800 Amvescap PLC                                                   -        3,634,437            3,634,437
                                                         --------------------    -------------     ----------------

            FOOD & HOUSEHOLD PRODUCTS - 0.48%

    174,200 Reckitt & Colman PLC                                           -        1,986,639            1,986,639
    142,000 Unilever                                                       -          849,077              849,077
                                                         --------------------    -------------     ----------------
                                                                           -        2,835,716            2,835,716
                                                         --------------------    -------------     ----------------

            HEALTH & PERSONAL CARE - 0.19%

     26,086 Astrazeneca PLC(1)                                             -        1,126,506            1,126,506
                                                         --------------------    -------------     ----------------

            INFORMATION TECHNOLOGY HARDWARE - 0.64%

    235,000 Marconi PLC                                            3,794,645                -            3,794,645
                                                         --------------------    -------------     ----------------

            INSURANCE - 0.39%

    384,000 Royal & Sun Alliance                                           -        2,330,624            2,330,624
                                                         --------------------    -------------     ----------------

            LEISURE & ENTERTAINMENT - 0.42%

    321,000 Hilton Group PLC                                       1,082,365                -            1,082,365
  1,429,211 Carlton Communications PLC                                     -        1,429,211            1,429,211
                                                         --------------------    -------------     ----------------
                                                                   1,082,365        1,429,211            2,511,576
                                                         --------------------    -------------     ----------------

            LIFE ASSURANCE - 0.46%

    200,000 Prudential PLC                                         2,730,451                -            2,730,451
                                                         --------------------    -------------     ----------------

            MEDIA - 0.54%

    100,000 WPP Group PLC                                          1,356,983                -            1,356,983
    525,580 Aegis group                                                    -        1,433,495            1,433,495
     21,400 Emap                                                           -          379,068              379,068
                                                         --------------------    -------------     ----------------
                                                                   1,356,983        1,812,563            3,169,546
                                                         --------------------    -------------     ----------------

            OIL & GAS - 1.64%

    714,600 BP Amoco PLC                                           1,479,059        4,774,998            6,254,057
    296,000 Shell Transportation & Trading Co                      2,377,621                -            2,377,621
    163,650 BG Group                                                       -        1,078,470            1,078,470
                                                         --------------------    -------------     ----------------
                                                                   3,856,680        5,853,468            9,710,148
                                                         --------------------    -------------     ----------------

            PHARMACEUTICAL - 1.90%

     34,000 AstraZeneca Group PLC                                  1,465,392                -            1,465,392
    287,390 Glaxo Wellcome PLC                                     5,011,742        3,265,985            8,277,727
    119,000 Smithkline Beecham                                     1,533,668                -            1,533,668
                                                         --------------------    -------------     ----------------
                                                                   8,010,802        3,265,985           11,276,787
                                                         --------------------    -------------     ----------------

            SEMICONDUCTOR - 0.19%

     71,060 Marconi                                                        -        1,147,436            1,147,436
                                                         --------------------    -------------     ----------------

            SOFTWARE & COMPUTER SERVICES - 0.66%

    325,000 Sage Group PLC                                         2,722,583                -            2,722,583
     80,000 Sema Group PLC                                         1,209,671                -            1,209,671
                                                         --------------------    -------------     ----------------
                                                                   3,932,254                -            3,932,254
                                                         --------------------    -------------     ----------------

            SOFTWARE & COMPUTER SERVICES - 0.58%

  1,610,000 3I Group PLC                                           3,426,102                -            3,426,102
                                                         --------------------    -------------     ----------------

            TELECOMMUNICATIONS SERVICES - 3.48%

    198,400 British Telecommunication PLC                                  -        2,622,384            2,622,384
    292,176 Cable & Wireless PLC                                   2,350,856        2,737,022            5,087,878
  2,919,918 Vodafone Group PLC                                     9,382,264        3,526,323           12,908,587
                                                         --------------------    -------------     ----------------
                                                                  11,733,120        8,885,729           20,618,849
                                                         --------------------    -------------     ----------------

            TOTAL UNITED KINGDOM COMMON STOCKS                    45,311,277       44,307,176           89,618,453
                                                         --------------------    -------------     ----------------


                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
            UNITED STATES - 20.86%

            AIRLINES - 0.10%

     17,600 AMR Corp                                                       -          581,900              581,900
                                                         --------------------    -------------     ----------------

            BANKS - 1.52%

     90,900 Chase Manhattan Corp                                           -        4,516,594            4,516,594
     43,400 Citigroup Inc                                                  -        3,062,412            3,062,412
     39,800 FleetBoston Financial Corp                                     -        1,425,338            1,425,338
                                                         --------------------    -------------     ----------------
                                                                           -        9,004,344            9,004,344
                                                         --------------------    -------------     ----------------

            CHEMICALS - 0.15%

     31,900 Dow Chemical Co                                                -          917,125              917,125
                                                         --------------------    -------------     ----------------

            COMPUTER HARDWARE - 2.28%

    151,600 Cisco Systems Inc                                              -        9,920,325            9,920,325
     82,000 Dell Computer Corp                                             -        3,602,875            3,602,875
                                                         --------------------    -------------     ----------------
                                                                           -       13,523,200           13,523,200
                                                         --------------------    -------------     ----------------

            COMPUTER SOFTWARE - 1.10%

     30,700 International Business Machines Corp                           -        3,451,831            3,451,831
     43,800 Microsoft Corp                                                 -        3,057,788            3,057,788
                                                         --------------------    -------------     ----------------
                                                                           -        6,509,619            6,509,619
                                                         --------------------    -------------     ----------------

            CONSUMER DURABLES - 0.15%

     20,200 Whirlpool Corp                                                 -          872,388              872,388
                                                         --------------------    -------------     ----------------

            DEFENSE & AEROSPACE - 0.49%

     40,800 Boeing Co                                                      -        1,999,200            1,999,200
     19,800 TRW Inc                                                        -          889,762              889,762
                                                         --------------------    -------------     ----------------
                                                                           -        2,888,962            2,888,962
                                                         --------------------    -------------     ----------------

            DIVERSIFIED RETAIL - 0.87%

     63,000 Federated Department Stores Inc                                -        1,515,937            1,515,937
    125,200 Target Corp                                                    -        3,630,800            3,630,800
                                                         --------------------    -------------     ----------------
                                                                           -        5,146,737            5,146,737
                                                         --------------------    -------------     ----------------

            DRUG & MEDICINE - 1.12%

     78,775 Pfizer Inc                                                     -        3,397,172            3,397,172
     74,900 Schering Plough Corp                                           -        3,234,744            3,234,744
                                                         --------------------    -------------     ----------------
                                                                           -        6,631,916            6,631,916
                                                         --------------------    -------------     ----------------

            ELECTRIC UTILITIES - 0.23%

      7,900 Duke Energy Corp                                               -          487,331              487,331
     46,400 Energy East Corp                                               -          875,800              875,800
                                                         --------------------    -------------     ----------------
                                                                           -        1,363,131            1,363,131
                                                         --------------------    -------------     ----------------

            ELECTRICITY EQUIPMENT - 0.81%

     32,100 Honeywell Inc                                                  -        1,079,362            1,079,362
     16,243 Johnson Controls Inc                                           -          843,621              843,621
     87,100 Motorola Inc                                                   -        2,879,744            2,879,744
                                                         --------------------    -------------     ----------------
                                                                           -        4,802,727            4,802,727
                                                         --------------------    -------------     ----------------

            ELECTRICAL POWER - 0.20%

     19,000 Emerson Electric Co                                            -        1,160,188            1,160,188
                                                         --------------------    -------------     ----------------

            ENERGY RESERVES & PRODUCTION - 2.08%

     33,300 Chevron Corp                                                   -        2,630,700            2,630,700
     53,491 Exxon Mobil Corp.(1)                                           -        4,279,280            4,279,280
     25,600 Phillips Petroleum Co.                                         -        1,300,800            1,300,800
     57,800 Royal Dutch Petroleum Co ADR                                   -        3,366,850            3,366,850
     28,500 Tosco Corp                                                     -          755,250              755,250
                                                         --------------------    -------------     ----------------
                                                                           -       12,332,880           12,332,880
                                                         --------------------    -------------     ----------------

            ENTERTAINMENT - 0.51%

     45,700 Viacom Inc class B                                             -        3,030,481            3,030,481
                                                         --------------------    -------------     ----------------

            FINANCIAL SERVICE - 0.63%

     27,900 Federal Home Loan Mortgage Corp                                -        1,100,306            1,100,306
     49,000 MNA Corp                                                       -        1,635,375            1,635,375
      9,601 Providian Financial Corp                                       -          978,702              978,702
                                                         --------------------    -------------     ----------------
                                                                           -        3,714,383            3,714,383
                                                         --------------------    -------------     ----------------

            FOREST PRODUCTS, PAPER - 0.26%

     18,500 International Paper Co                                         -          629,000              629,000
     20,200 Weyerhaeuser Co                                                -          922,888              922,888
                                                         --------------------    -------------     ----------------
                                                                           -        1,551,888            1,551,888
                                                         --------------------    -------------     ----------------


                                                                                                       COMBINED
COMBINED                                                                                          PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL      EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND         PRO FORMA
---------                                                --------------------    -------------     ----------------
            GAS UTILITY - 0.35%

     43,100 El Paso Energy Corp                                            -        2,084,963            2,084,963
                                                         --------------------    -------------     ----------------

            INDUSTRIAL PARTS - 1.25%

     32,900 Ingersoll Rand Co                                              -        1,291,325            1,291,325
     51,000 Mettler Toledo International Inc ADR                           -        2,065,500            2,065,500
     68,900 United Technologies Corp                                       -        4,022,037            4,022,037
                                                         --------------------    -------------     ----------------
                                                                           -        7,378,862            7,378,862
                                                         --------------------    -------------     ----------------

            INDUSTRIAL SERVICES & SUPPLIES - 0.42%

     46,800 Tyco International Ltd.                                        -        2,503,800            2,503,800
                                                         --------------------    -------------     ----------------

            INFORMATION & COMPUTER SERVICES - 0.10%

     10,600 American Online Inc                                            -          565,113              565,113
                                                         --------------------    -------------     ----------------

            LONG DISTANCE & PHONE COMPANIES - 0.90%

     67,700 MCI Worldcom Inc                                               -        2,644,531            2,644,531
     42,378 Telefonica S A                                                 -        2,683,057            2,683,057
                                                         --------------------    -------------     ----------------
                                                                           -        5,327,588            5,327,588
                                                         --------------------    -------------     ----------------

            MEDIA - 0.10%

     17,100 Comcast Corp Class A                                           -          581,667              581,667
                                                         --------------------    -------------     ----------------

            MEDIA PRODUCTS - 0.26%

     19,600 Baxter International                                           -        1,523,900            1,523,900
                                                         --------------------    -------------     ----------------

            MINING & METALS - 0.13%

     25,100 Alco Inc                                                       -          759,275              759,275
                                                         --------------------    -------------     ----------------

            MOTOR VEHICLES - 0.74%

     43,300 Borg Warner Automotive Inc                                     -        1,469,494            1,469,494
     62,600 Ford Motor Co                                                  -        2,914,812            2,914,812
                                                         --------------------    -------------     ----------------
                                                                           -        4,384,306            4,384,306
                                                         --------------------    -------------     ----------------

            OIL REFINING - 0.10%

     26,300 Conoco                                                         -          606,544              606,544
                                                         --------------------    -------------     ----------------

            OIL SERVICES - 0.52%

     50,300 Halliburton Co                                                 -        2,320,087            2,320,087
     15,700 Transocean sedco Forex Inc                                     -          777,150              777,150
                                                         --------------------    -------------     ----------------
                                                                           -        3,097,237            3,097,237
                                                         --------------------    -------------     ----------------

            OTHER INSURANCE - 0.40%

     37,000 AMBAC Financial Group Inc                                      -        2,384,188            2,384,188
                                                         --------------------    -------------     ----------------

            PUBLISHING - 0.41%

     46,500 Knight Ridder Inc                                              -        2,423,812            2,423,812
                                                         --------------------    -------------     ----------------

            SECURITIES & ASSET MANAGEMENT - 0.88%

     10,600 AXA Financial Inc                                              -          405,450              405,450
     52,600 Morgan Stanley Dean Witter & Co                                -        4,799,750            4,799,750
                                                         --------------------    -------------     ----------------
                                                                           -        5,205,200            5,205,200
                                                         --------------------    -------------     ----------------

            SEMICONDUCTOR - 1.66%

     53,900 Applied Materials Inc                                          -        4,089,662            4,089,662
     33,300 Atmel Corp                                                     -          996,919              996,919
     24,900 JDS Uniphase Corp                                              -        2,941,312            2,941,312
     17,700 Texas Instruments Inc                                          -        1,038,769            1,038,769
     12,700 Vitesse Semconductor Corp.(1)                                  -          757,238              757,238
                                                         --------------------    -------------     ----------------
                                                                           -        9,823,900            9,823,900
                                                         --------------------    -------------     ----------------

            WIRELESS TELECOMMUNICATION - 0.15%

     15,500 Nextel Communications Inc                                      -          867,031              867,031
                                                         --------------------    -------------     ----------------


            TOTAL UNITED STATES COMMON STOCKS                              -      123,549,255          123,549,255
                                                         --------------------    -------------     ----------------
            TOTAL COMMON STOCKS (COST---$469,488,007)            231,895,063      310,168,860          542,063,923
                                                         --------------------    -------------     ----------------


            PREFERRED STOCKS - 0.40%

            BRAZIL - 0.18%

            TELECOMMUNICATIONS-SERVICES - 0.18%

     50,000 Embratel Participacoes SA ADR                          1,075,000                -            1,075,000
                                                         --------------------    -------------     ----------------

            JAPAN - 0.22%

            BANKS - 0.22%


                                                                                                        COMBINED
COMBINED                                                                                           PACE INTERNATIONAL
NUMBER OF                                                 PACE INTERNATIONAL       PW GLOBAL       EQUITY INVESTMENTS
 SHARES                                                   EQUITY INVESTMENTS      EQUITY FUND          PRO FORMA
---------                                                --------------------    -------------     ------------------
150,000,000 Sanwa International Finance                            1,285,499                -            1,285,499
                                                         --------------------    -------------     ----------------

            TOTAL PREFERRED STOCKS (COST---$2,499,342)             2,360,499                -            2,360,499
                                                         --------------------    -------------     ----------------

                                                                                                                       COMBINED PACE
                                                                                                                       INTERNATIONAL
COMBINED                                                                                                                   EQUITY
PRINCIPAL                                                       MATURITY  INTEREST  PACE INTERNATIONAL    PW GLOBAL     INVESTMENTS
 AMOUNT                                                           DATES    RATES    EQUITY INVESTMENTS   EQUITY FUND     PRO FORMA
---------                                                       --------  --------  ------------------  -------------- -------------
          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.36%

$  16,000 Federal Home Loan Bank Consolidated Dsc Note           8/11/00   6.380%@                   -     15,971,644    15,971,644
    4,000 United States Treasury Bills                          10/26/00    5.920@                   -      3,943,431     3,943,431
                                                                                    ------------------  --------------  ------------

          Total U.S. Government and Agency Obligations
           (cost---$19,915,075)                                                                      -     19,915,075    19,915,075
                                                                                    ------------------  --------------  ------------


          REPURCHASE AGREEMENTS - 3.66%

    7,214 Repurchase Agreement dated 7/31/00 with State
           Street Bank & Trust Co., collateralized by
           $2,122,183 U.S. Treasury Notes, 6.625% due 03/31/02
           (value--$2,175,237); and $4,030,928 U.S. Treasury
           Bonds, 8.125% due 08/15/19 (value--$5,184,782);
           proceeds: $7,215,052                                   8/1/00    6.500            7,214,000              -     7,214,000

   14,444 Repurchase Agreement dated 7/31/00 with SG Cowen
           Securities Group, collateralized by $11,099,000
           U.S. Treasury Bonds, 8.875% due 8/15/17 (value -
           $14,733,923); proceeds: $14,446,608                  8/1/2000    6.500                    -     14,444,000    14,444,000
                                                                                    ------------------  --------------  ------------
          Total Repurchase Agreements (cost - $21,658,000)                                   7,214,000     14,444,000    21,658,000
                                                                                    ------------------  --------------  ------------

          TOTAL INVESTMENTS (COST--$514,075,122) - 98.92%                                  241,469,562    344,527,935   585,997,497
          OTHER ASSETS IN EXCESS OF LIABILITIES - 1.08%                                      4,982,396      1,396,611     6,379,007
                                                                                    ------------------  --------------  ------------
          NET ASSETS - 100%                                                              $ 246,451,958  $ 345,924,546  $592,376,504
                                                                                    ------------------  --------------  ------------

          -----------------------------------------
        * NON-INCOME PRODUCING SECURITY.
       ** SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITIES ACT OF
            1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
        @ INTEREST RATE SHOWN IS DISCOUNT RATE AT DATE OF PURCHASE.
      (1) SECURITY, OR PORTION THEREOF, WAS ON LOAN AT JULY 31, 2000.
      ADR AMERICAN DEPOSITARY RECEIPT.
      GDR GLOBAL DEPOSITARY RECEIPT.

            See accompanying notes to proforma financial statements.

PACE International Equity Investments
PaineWebber Global Equity Fund
Notes to Pro Forma Financial Statements
For the year ended July 31, 2000 (unaudited)

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization and Termination ("Plan") by the shareholders of PaineWebber Global Equity Fund ("Global Equity"), PACE International Equity Investments ("International Equity") would acquire the assets of Global Equity in exchange solely for the assumption by International Equity of Global Equity's assets and liabilities and shares of International Equity that correspond to the outstanding shares of Global Equity. The number of shares to be received would be based on the relative net asset value of International Equity's shares on the effective date of the Plan and Global Equity will be terminated as soon as practicable thereafter.

The pro forma financial statements reflect the financial position of International Equity and Global Equity at July 31, 2000 and the combined results of operations of International Equity and Global Equity (each a "Fund" and, collectively, the "Funds") for the year ended July 31, 2000.

As a result of the Plan, the investment advisory and administration fee will increase due to the higher fee schedule of International Equity. However, after anticipated savings in other expenses of the Fund, the shareholders of Global Equity will not experience an increase in total expenses. Global Equity currently pays Rule 12b-1 distribution or service fees; International Equity currently does not. Other fixed expenses will be reduced due to the elimination of duplicative expenses. In addition, the pro forma statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. The cost of approximately $216,000 associated with the Reorganization will be paid by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated (a wholly owned indirect subsidiary of UBS AG), so that each Fund bears no expenses of the Reorganization. These costs are not included in the pro forma statement of operations.

The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred August 1, 1999. The pro forma financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the applicable statement of additional information.

Significant Accounting Policies:

The Funds' financial statements are prepared in accordance with generally accepted accounting principles that require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Funds.

VALUATION OF INVESTMENTS - Each Fund calculates its net asset value based on the current market value for its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins, or by the Fund's sub-adviser. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Each Fund's investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their value as determined in good faith by or under the direction of the board.

                            PART C. OTHER INFORMATION

Item 15. INDEMNIFICATION

     Article IX, Section 2 of the Amended and Restated Trust Instrument of PaineWebber PACE Select Advisors Trust ("Trust Instrument") provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment adviser; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, or (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; such determination shall be made (A) by the court or other body approving the Settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     "Interested Person" has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(d) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Trust, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

     Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

     Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and By-laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Section 9 of the Investment Management and Administration Agreement ("Management Agreement") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement. Section 10 of the Management Agreement provides that the Trustees and shareholders shall not be liable for any obligations of the Registrant or any series under the Management Agreement and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees or shareholders.

     Section 6 of the Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio, the Registrant or its shareholders or by Mitchell Hutchins in connection with the matters to which the Sub-Advisory Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement.

     Section 9 of the Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

     Section 9 of the Dealer Agreement contains provisions similar to Section 9 of the Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

     Section 15 of the Distribution Contract contains provisions similar to
Section 10 of the Management Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  EXHIBITS

          (1)  (a) Certificate of Business Trust effective September 9, 1994 /1/


               (b)  Amended and Restated Trust Instrument /2/

          (2)  Amended and Restated By-Laws /2/

          (3)  Copies of any voting trust agreement - none

          (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy
               Statement/Prospectus as Appendix A thereto and incorporated by reference.

          (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest /3/

          (6)  (a)  Investment Management and Administration Agreement /4/

               (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 /2/

               (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 /2/

               (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 /2/

               (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 /2/

               (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 /2/

               (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 /2/

               (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 /2/

               (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 /2/

               (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 /2/

               (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 /2/

               (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 /2/

               (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 /1/

               (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 /2/

               (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 /5/

               (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 /6/

               (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 /4/

          (7)  (a)  Distribution Contract /2/

               (b)  Dealer Agreement /2/

          (8)  Bonus, profit sharing or pension plans - none

          (9)  Custodian Agreement /1/

          (10) Plan pursuant to Rule 12b-1

               (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares /2/

               (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares /2/

               (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares /2/

               (d)  Plan pursuant to Rule 18f-3 /7/

          (11) Opinion and consent of Counsel on legality of shares (filed herewith)

          (12) Opinion and consent of Counsel on tax matters (to be filed)

          (13) Transfer Agency Agreement /8/

          (14) Auditors' consent (filed herewith)

          (15) Financial Statements omitted from prospectus - none

          (16) (a) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, White and Woodward /9/

               (b)  Power of Attorney for Mr. Storms /10/

          (17) Additional Exhibits - none

          -----------------

     /1/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement, SEC File No. 33-87254, filed December 1, 1999.

     /2/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-49052, filed November 1, 2000.

     /3/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles V and IX of Registrant's By-Laws.

     /4/ Incorporated by reference from Post-Effective Amendment No. 1 to registration statement, SEC File No. 33-87254, filed February 23, 1996.

     /5/ Incorporated by reference from Post-Effective Amendment No. 4 to registration statement, SEC File No. 33-87254, filed November 13, 1997.

     /6/ Incorporated by reference from Post-Effective Amendment No. 10 to registration statement, SEC File No. 33-87254, filed November 9, 2000.

     /7/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-49850, filed November 13, 2000.

     /8/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement, SEC File No. 33-87254, filed October 16, 1996.

     /9/ Incorporated by reference from Post-Effective Amendment No. 9 to registration statement, SEC File No. 33-87254, filed September 29, 2000.

     /10/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-50238, filed November 17, 2000.

Item 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of November, 2000.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                                  By: /s/ Dianne E. O'Donnell
                                      --------------------------------------
                                      Dianne E. O'Donnell
                                      Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                Title                                      Date
---------                                -----                                      ----

/s/ Brian M. Storms                      President and Trustee                      November 27, 2000
--------------------                     (Chief Executive Officer)
Brian M. Storms**

/s/ David J. Beaubien                    Trustee and Chairman                       November 27, 2000
----------------------                   of the Board of Trustees
David J. Beaubien*

/s/ Margo N. Alexander                   Trustee                                    November 27, 2000
----------------------
Margo N. Alexander*

/s/ E. Garrett Bewkes, Jr.               Trustee                                    November 27, 2000
--------------------------
E. Garrett Bewkes, Jr.*

/s/ William W. Hewitt, Jr.               Trustee                                    November 27, 2000
--------------------------
William W. Hewitt, Jr.*

/s/ Morton L. Janklow                    Trustee                                    November 27, 2000
----------------------
Morton L. Janklow*

/s/ William D. White                     Trustee                                    November 27, 2000
---------------------
William D. White*

/s/ M. Cabell Woodward, Jr.              Trustee                                    November 27, 2000
---------------------------
M. Cabell Woodward, Jr.*

/s/ Paul H. Schubert                     Vice President and Treasurer (Chief        November 27, 2000
--------------------                     Financial and Accounting Officer)
Paul H. Schubert


* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated September 12, 2000 and incorporated by reference from Exhibit 16 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of PaineWebber PACE Select Advisors Trust, SEC File 33-87254, filed September 29, 2000.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and incorporated by reference from Exhibit 16(b) to Registrant's Registration Statement on Form N-14, SEC File No.
     333-50238, filed November 17, 2000.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                                  EXHIBIT INDEX

Exhibit
Number
------

     (1)  (a)  Certificate of Business Trust effective September 9, 1994 /1/

          (b)  Amended and Restated Trust Instrument /2/

     (2)  Amended and Restated By-Laws /2/

     (3)  Copies of any voting trust agreement - none

     (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy Statement/Prospectus as Appendix A thereto and incorporated by reference.

     (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest /3/

     (6)  (a)  Investment Management and Administration Agreement /4/

          (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 /2/

          (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 /2/

          (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 /2/

          (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 /2/

          (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 /2/

          (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 /2/

          (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 /2/

          (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 /2/

          (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 /2/

          (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 /2/

          (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 /2/

          (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 /1/

          (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 /2/

          (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 /5/

          (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 /6/

          (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 /4/

     (7)  (a)  Distribution Contract /2/

          (b)  Dealer Agreement /2/

     (8)  Bonus, profit sharing or pension plans - none

     (9)  Custodian Agreement /1/

     (10) Plan pursuant to Rule 12b-1

          (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares /2/

          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares /2/

          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares /2/

          (d)  Plan pursuant to Rule 18f-3 /7/

     (11) Opinion and consent of Counsel on legality of shares (filed herewith)

     (12) Opinion and consent of Counsel on tax matters (to be filed)

     (13) Transfer Agency Agreement /8/

     (14) Auditors' consent (filed herewith)

     (15) Financial Statements omitted from prospectus - none

     (16) (a) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, White and Woodward /9/

          (b)  Power of Attorney for Mr. Storms /10/

     (17) Additional Exhibits - none

     -----------------

/1/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement, SEC File No. 33-87254, filed December 1, 1999.

/2/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-49052, filed November 1, 2000.

/3/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles V and IX of Registrant's By-Laws.

/4/ Incorporated by reference from Post-Effective Amendment No. 1 to registration statement, SEC File No. 33-87254, filed February 23, 1996.

/5/ Incorporated by reference from Post-Effective Amendment No. 4 to registration statement, SEC File No. 33-87254, filed November 13, 1997.

/6/ Incorporated by reference from Post-Effective Amendment No. 10 to registration statement, SEC File No. 33-87254, filed November 9, 2000.

/7/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-49850, filed November 13, 2000.

/8/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement, SEC File No. 33-87254, filed October 16, 1996.

/9/ Incorporated by reference from Post-Effective Amendment No. 9 to registration statement, SEC File No. 33-87254, filed September 29, 2000.

/10/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-50238, filed November 17, 2000.